                        ING PARTNERS, INC. ("REGISTRANT")
                   ING Fidelity(R) VIP Contrafund(R) Portfolio
                   ING Fidelity(R) VIP Equity Income Portfolio
                      ING Fidelity(R) VIP Growth Portfolio
                      ING Fidelity(R) VIP Mid Cap Portfolio


The following is added to the ING Fidelity(R) VIP Contrafund(R), ING Fidelity(R) VIP Equity Income, ING Fidelity(R) VIP Growth and ING Fidelity(R) VIP Mid Cap Portfolios' Service Class and Adviser Class Prospectus.

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Life Insurance and Annuity Company ("ILIAC"), the adviser to the ING Partners, has reported to the Board of Directors (the "Board") of the ING Partners that, like many U.S. financial services companies, ILIAC and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ILIAC has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ILIAC reported that management of U.S. affiliates of ING Groep N.V., including ILIAC (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ILIAC has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ILIAC further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ILIAC has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, ILIAC reported to the Board that, at this time, these instances include the following:

   - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

   - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

   - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

   - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ILIAC, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ILIAC reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ILIAC advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ILIAC reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

   - ING has agreed with ING Partners and the other ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ILIAC reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

   - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

   - The ING Funds, including ING Partners, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

   - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds, including ING Partners, sold to the public through financial intermediaries. ING does not make exceptions to these policies.

   - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.


                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

NOVEMBER 1, 2004

                                                     PROSPECTUS -- SERVICE CLASS
                                                                   ADVISER CLASS


                               ING PARTNERS, INC.

ING Partners, Inc. (the "Fund") is a mutual fund authorized to issue multiple series of shares. Each series is individually called a Portfolio, and collectively the series are called the Portfolios. Not all of the Portfolios are offered in this Prospectus. ING Life Insurance and Annuity Company (ILIAC) serves as the Investment Adviser of each Portfolio.

The Portfolios described in this Prospectus are:

- ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO*

- ING FIDELITY(R) VIP EQUITY INCOME PORTFOLIO

- ING FIDELITY(R) VIP GROWTH PORTFOLIO

- ING FIDELITY(R) VIP MID CAP PORTFOLIO

Shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CERTAIN ING PARTNERS, INC. PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR OBJECTIVES.

THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


* Fidelity and Contrafund are registered trademarks of FMR Corp.

TABLE OF CONTENTS

                                                                            PAGE
Introduction

Master/Feeder Mutual Fund Structure                                              1

Investment Adviser to the Portfolios                                             1

Investment Adviser to the Master Funds                                           1

Portfolios and Master Funds                                                      1

Why Reading this Prospectus and the Master Funds' Prospectus is Important        2

Description of the Portfolios                                                    2

ING Fidelity(R) VIP Contrafund(R) Portfolio                                      2

ING Fidelity(R) VIP Equity Income Portfolio                                      3

ING Fidelity(R) VIP Growth Portfolio                                             5

ING Fidelity(R) VIP Mid Cap Portfolio                                            7

Portfolio Fees and Expenses                                                      9

Summary of Principal Risks                                                      11

Additional Information About Investment Strategies                              12

Overall Management of the Portfolios                                            12

Management of the Master Funds                                                  13

Portfolio Distribution                                                          14

Shareholder Information                                                         14

To Obtain More Information                                                      17

                                  INTRODUCTION

-   MASTER/FEEDER MUTUAL FUND STRUCTURE

    Each Portfolio described in this Prospectus operates as a "feeder fund" which means it invests all of its assets in a separate mutual fund, the "master fund." Each master fund (VIP Equity Income Portfolio, VIP Growth Portfolio, VIP Contrafund Portfolio and VIP Mid Cap Portfolio) (each a "Master Fund" and collectively, the "Master Funds") is a series of the Service Class 2 shares of Fidelity Variable Insurance Products Fund (VIP Equity Income Portfolio and VIP Growth Portfolio), Fidelity Variable Insurance Products Fund II (VIP Contrafund Portfolio), and Fidelity Variable Insurance Products Fund III (VIP Mid Cap Portfolio). Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. The differences in objectives and policies among the Master Funds can be expected to effect the return of each Portfolio and the degree of market risk and financial risk to which each Portfolio is subject. The Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities.

    Under the master/feeder structure, each Portfolio may withdraw its investment in the corresponding Master Fund if the Fund's Board of Directors (the "Board") determines that it is in the best interests of the Portfolio and its shareholders to do so. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Fund). A Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of a Portfolio. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity, asking ING Life Insurance and Annuity Company ("ILIAC") to manage the Portfolio either directly or with a sub-adviser under the investment advisory agreement between the Fund and ILIAC, or taking other appropriate action.

    Investment of each Portfolio's assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required for any Portfolio to withdraw its investment from its corresponding Master Fund.

    Because each Portfolio invests all of its assets in a Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund in which it invests, with the result that the Portfolio's expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other ING Funds and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Portfolio. However, other investors in a Master Fund may bear different expenses and sales charges than the Portfolio which would result in differences in returns received by those investors.

    Information about Fidelity Variable Insurance Products and Fidelity Management & Research Company ("FMR") is provided with their permission and based on information provided by FMR or derived from the Fidelity(R) Variable Insurance Products prospectus. The prospectus for each Master Fund is delivered together with this Prospectus.

-   INVESTMENT ADVISER TO THE PORTFOLIOS

    ILIAC serves as the investment adviser for each of the Portfolios. ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries with more than 100,000 employees.

-   INVESTMENT ADVISER TO THE MASTER FUNDS

    FMR serves as investment adviser to the Master Funds. FMR is a wholly-owned subsidiary of FMR Corp.

-   PORTFOLIOS AND MASTER FUNDS

    Each Master Fund is a series of Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II or Fidelity Variable Insurance Products Fund III. Each Portfolio's Master Fund is listed below:

             FUND FEEDER PORTFOLIO                               FIDELITY VIP MASTER FUND
             ING Fidelity(R) VIP Contrafund(R) Portfolio         VIP Contrafund Portfolio
             ING Fidelity(R) VIP Equity Income Portfolio         VIP Equity Income Portfolio
             ING Fidelity(R) VIP Growth Portfolio                VIP Growth Portfolio
             ING Fidelity(R) VIP Mid Cap Portfolio               VIP Mid Cap Portfolio

-   WHY READING THIS PROSPECTUS AND THE MASTER FUNDS' PROSPECTUS IS IMPORTANT

    This Prospectus explains the investment objective, strategies and risks of each of the Portfolios of the Fund offered in this Prospectus. Reading this Prospectus and the prospectus of the Master Funds will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus and the prospectus of the Master Funds for future reference.

                   ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO

-   INVESTMENT OBJECTIVE

    Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-   PRINCIPAL INVESTMENT STRATEGIES

    The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Contrafund Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. In turn, the VIP Contrafund Portfolio normally invests primarily in a portfolio of common stocks. The VIP Contrafund Portfolio invests in securities of companies whose value FMR believes is not fully recognized by the public. FMR may invest the VIP Contrafund Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. Additionally, FMR may invest in growth stocks or value stocks or both. For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

    Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Contrafund Portfolio is not a fundamental policy of the Portfolio, and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Contrafund Portfolio.

-   PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

    The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Contrafund Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the portfolio managers of the VIP Contrafund Portfolio may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                          STOCK MARKET VOLATILITY RISK
                              FOREIGN EXPOSURE RISK
                          ISSUER-SPECIFIC CHANGES RISK

    Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

-   PORTFOLIO PERFORMANCE

    As of the date of this Prospectus, the Portfolio has not yet commenced operations. Since the Portfolio does not have a full calendar year of operations, performance results of the Portfolio have not been provided. However, performance of the Service Class 2 shares of the Master Fund have been provided since inception, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio.

    The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Master Fund from year to year in comparison to the performance of a market index and an average of the performance of similar funds over various periods of time. You should not consider the performance of the Master Fund as an indication of the future performance of the Portfolio.

[CHART]

2001      (13.04%)
2002      (10.17%)
2003       27.63%

    During the periods shown in the chart for Service Class 2 shares of VIP Contrafund, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio, the highest quarter return was 11.25% for the quarter ended June 30, 2003 and the lowest quarter return was (13.65)% for the quarter ended March 31, 2001.

    PERIODS ENDED DECEMBER 31, 2003

    VIP CONTRAFUND                                                        PAST 1 YEAR                      LIFE OF CLASS
     Service Class 2 (Service Class)                                          27.92%                           (0.91)%*
     Service Class 2 (Adviser Class)                                          27.63%                           (1.20)%*
     S&P 500 Index                                                            28.69%                           (4.78)%*
     Lipper Variable Annuity Growth Funds Average                             30.23%                              --

----------
    * From January 12, 2000.

    In the table, the Service Class 2 shares' returns of the Master Fund have been adjusted to reflect the operating expenses of the Service Class and Adviser Class shares of the Portfolio, respectively.

    Standard & Poor's(SM) 500 Index ("S&P 500(R)") is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

    Lipper Variable Annuity Growth Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

    The performance information shown above does not reflect the impact of Separate Accounts, Qualified Plans or Variable Contracts charges. If those charges were reflected, total returns would be lower.

-   INVESTMENT ADVISER TO THE MASTER FUND

    FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Contrafund Portfolio is set out below under "Management of the Master Funds."

                   ING FIDELITY(R) VIP EQUITY INCOME PORTFOLIO

-   INVESTMENT OBJECTIVE

    Seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500(R). The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-   PRINCIPAL INVESTMENT STRATEGIES

    The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Equity Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. In turn, the VIP Equity Income Portfolio normally invests at least 80% of its assets in a portfolio of equity securities. The VIP Equity Income Portfolio normally invests primarily in income-producing equity securities, which tends to lead to investments in large cap value stocks. Investments can potentially include other types of equity securities and debt securities, including lower-quality debt securities. FMR may invest the VIP Equity Income Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

    Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Equity Income Portfolio is not a fundamental policy of the Portfolio, and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Equity Income Portfolio.

-   PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

    The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Equity Income Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the portfolio managers of the VIP
    Equity Income Portfolio may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                          STOCK MARKET VOLATILITY RISK
                           INTEREST RATE CHANGES RISK
                              FOREIGN EXPOSURE RISK
                          ISSUER-SPECIFIC CHANGES RISK
                              VALUE INVESTING RISK

    Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

-   PORTFOLIO PERFORMANCE

    As of the date of this Prospectus, the Portfolio has not yet commenced operations. Since the Portfolio does not have a full calendar year of operations, performance results of the Portfolio have not been provided. However, performance of the Service Class 2 shares of the Master Fund have been provided since inception, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio.

    The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Master Fund from year to year in comparison to the performance of a market index and an average of the performance of similar funds over various periods of time. You should not consider the performance of the Master Fund as an indication of the future performance of the Portfolio.

[CHART]

2001        (5.80%)
2002       (17.72%)
2003        29.46%

    During the periods shown in the chart for Service Class 2 shares of VIP Equity Income, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio, the highest quarter return was 17.45% for the quarter ended June 30, 2003 and the lowest quarter return was (19.76)% for the quarter ended September 30, 2002.

    PERIODS ENDED DECEMBER 31, 2003

    VIP EQUITY INCOME                                                     PAST 1 YEAR                      LIFE OF CLASS
     Service Class 2 (Service Class)                                          29.75%                            2.73%*
     Service Class 2 (Adviser Class)                                          29.46%                            2.44%*
     Russell 3000(R) Value Index                                              31.14%                            4.02%*
     Lipper Variable Annuity Equity Income Objective Funds Average            27.46%                              --

----------
    * From January 12, 2000.

    In the table, the Service Class 2 shares' returns of the Master Fund have been adjusted to reflect the operating expenses of the Service Class and Adviser Class shares of the Portfolio, respectively.

    Russell 3000(R) Value Index is a market capitalization-weighted index of those stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.

    Lipper Variable Annuity Equity Income Objective Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

    The performance information shown above does not reflect the impact of Separate Accounts, Qualified Plans or Variable Contracts charges. If those charges were reflected, total returns would be lower.

-   INVESTMENT ADVISER TO THE MASTER FUND

    FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Equity Income Portfolio is set out below under "Management of the Master Funds."

                      ING FIDELITY(R) VIP GROWTH PORTFOLIO

-   INVESTMENT OBJECTIVE

    Seeks capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-   PRINCIPAL INVESTMENT STRATEGIES

    The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. In turn, the VIP Growth Portfolio normally invests primarily in a portfolio of common stocks. The VIP Growth Portfolio invests in securities of companies that FMR believes have above-average growth potential. FMR may invest the VIP Growth Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

    Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Growth Portfolio is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Growth Portfolio.

-   PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

    The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Growth Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the portfolio managers of the VIP Growth Portfolio may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                          STOCK MARKET VOLATILITY RISK
                              FOREIGN EXPOSURE RISK
                          ISSUER-SPECIFIC CHANGES RISK
                              GROWTH INVESTING RISK

    Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

-   PORTFOLIO PERFORMANCE

    As of the date of this Prospectus, the Portfolio has not yet commenced operations. Since the Portfolio does not have a full calendar year of operations, performance results of the Portfolio have not been provided. However, performance of the Service Class 2 shares of the Master Fund have been provided since inception, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio.

    The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Master Fund from year to year in comparison to the performance of a market index and an average of the performance of similar funds over various periods of time. You should not consider the performance of the Master Fund as an indication of the future performance of the Portfolio.

[CHART]

2001      (18.44%)
2002      (30.87%)
2003       31.97%

    During the periods shown in the chart for Service Class 2 shares of VIP Growth, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio, the highest quarter return was 16.21% for the quarter ended December 31, 2001 and the lowest quarter return was (22.63)% for the quarter ended September 30, 2001.

    PERIODS ENDED DECEMBER 31, 2003

    VIP GROWTH                                                            PAST 1 YEAR                      LIFE OF CLASS
     Service Class 2 (Service Class)                                          32.26%                           (9.16)%*
     Service Class 2 (Adviser Class)                                          31.97%                           (9.45)%*
     Russell 3000 Growth Index                                                30.97%                          (11.90)%*
     Lipper Variable Annuity Growth Funds Average                             30.23%                              --

----------
    * From January 12, 2000.

    In the table, the Service Class 2 shares' returns of the Master Fund have been adjusted to reflect the operating expenses of the Service Class and the Adviser Class shares of the Portfolio, respectively.

    Russell 3000 Growth Index is a market capitalization-weighted index of those stocks of the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics.

    Lipper Variable Annuity Growth Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

    The performance information shown above does not reflect the impact of Separate Accounts, Qualified Plans or Variable Contracts charges. If those charges were reflected, total returns would be lower.

-   INVESTMENT ADVISER TO THE MASTER FUND

    FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Growth Portfolio is set out below under "Management of the Master Funds."

                      ING FIDELITY(R) VIP MID CAP PORTFOLIO

-   INVESTMENT OBJECTIVE

    Seeks long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-   PRINCIPAL INVESTMENT STRATEGIES

    The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. In turn, the VIP Mid Cap Portfolio normally invests primarily in a portfolio of common stocks. The VIP Mid Cap Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of the Portfolio, FMR defines as those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400"). Investments can potentially include companies with smaller or larger market capitalizations. FMR may invest the VIP Mid Cap Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. Additionally, FMR may invest in growth stocks or value stocks or both. For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

    Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Mid Cap Portfolio is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Mid Cap Portfolio.

-   PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

    The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Mid Cap Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the portfolio managers of the VIP Mid Cap Portfolio may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                          STOCK MARKET VOLATILITY RISK
                              FOREIGN EXPOSURE RISK
                          ISSUER-SPECIFIC CHANGES RISK
                             MID CAP INVESTING RISK

    Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

-   PORTFOLIO PERFORMANCE

    As of the date of this Prospectus, the Portfolio has not yet commenced operations. Since the Portfolio does not have a full calendar year of operations, performance results of the Portfolio have not been provided. However, performance of the Service Class 2 shares of the Master Fund have been provided since inception, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio.

    The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Master Fund from year to year in comparison to the performance of a market index and an average of the performance of similar funds over various periods of time. You should not consider the performance of the Master Fund as an indication of the future performance of the Portfolio.

[CHART]

2001       (4.08%)
2002      (10.59%)
2003       37.74%

    During the periods shown in the chart for Service Class 2 shares of VIP Mid Cap, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio, the highest quarter return was 15.61% for the quarter ended December 31, 2003 and the lowest quarter return was (11.11)% for the quarter ended September 30, 2002.

    PERIODS ENDED DECEMBER 31, 2003

    VIP MID CAP                                                           PAST 1 YEAR                      LIFE OF CLASS
     Service Class 2 (Service Class)                                          38.03%                           13.10%
     Service Class 2 (Adviser Class)                                          37.74%                           12.81%*
     S&P MidCap 400 Index                                                     35.62%                            8.67%*
     Lipper Variable Annuity Mid-Cap Funds Average                            34.40%                              --

----------
    * From January 12, 2000.

    In the table, the Service Class 2 shares' returns of the Master Fund have been adjusted to reflect the operating expenses of the Service Class and Adviser Class shares of the Portfolio, respectively.

    S&P MidCap 400(R) Index is a market capitalization-weighted index of 400 medium-capitalization stocks chosen for market size, liquidity and industry group representation.

    Lipper Variable Annuity Mid-Cap Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

    The performance information shown above does not reflect the impact of Separate Accounts, Qualified Plans or Variable Contracts charges. If those charges were reflected, total returns would be lower.

-   INVESTMENT ADVISER TO THE MASTER FUND

    FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Mid Cap Portfolio is set out below under "Management of the Master Funds."

                           PORTFOLIO FEES AND EXPENSES

    The table that follows shows the estimated operating expenses paid each year by a Portfolio. Expenses for each Portfolio are estimated because the Portfolios commenced operations in 2004. The table reflects the estimated expenses of each Portfolio and its corresponding Master Fund. Actual expenses paid by the Portfolios may vary from year to year.

    Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Fund and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. Shareholders who acquire Portfolio shares through a Variable Contract or Qualified Plan should refer to the applicable plan document, contract prospectus, prospectus summary or disclosure statement for a description of additional charges that may apply. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Fund's Portfolios are not fixed or specified under the terms of your Variable Contract.

    SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) Not applicable.

                              SERVICE CLASS SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)

                                                                                                                      TOTAL NET
                                                                                                                       ANNUAL
                                                    MANAGEMENT     DISTRIBUTION                                      OPERATING
                                                      FEE(2)      (12b-1) FEES(3)            OTHER EXPENSES          EXPENSES(5)
                                                    ----------    ---------------   -----------------------------    -----------
                                                                                        ADMIN.       SHAREHOLDER
                                                                                    SERVICES FEE(4)  SERVICES FEE
    ING Fidelity(R) VIP Contrafund(R) Portfolio        0.58%           0.25%             0.15%           0.25%          1.23%
    ING Fidelity(R) VIP Equity Income Portfolio        0.48%           0.25%             0.14%           0.25%          1.12%
    ING Fidelity(R) VIP Growth Portfolio               0.58%           0.25%             0.14%           0.25%          1.22%
    ING Fidelity(R) VIP Mid Cap Portfolio              0.58%           0.25%             0.17%           0.25%          1.25%

    (1) This table shows the estimated operating expenses for the Portfolios as a ratio of expenses to average daily net assets. Because the Portfolios are new, "Other Expenses," shown above, are estimated for the current fiscal year. This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.
    (2)  Each of the VIP Contrafund Portfolio, VIP Growth Portfolio, VIP
         Equity Income Portfolio, and VIP Mid Cap Portfolio pays FMR a management fee for advisory expenses at current asset levels of the Master Funds of 0.58%, 0.58%, 0.48%, and 0.58%, respectively. Pursuant to its investment management agreement with the Fund, ILIAC may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.58%, 0.58%, 0.48%, and 0.58% of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ILIAC does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.
    (3) Service Class 2 shares of each Master Fund pay 0.25% of average net assets annually under a Distribution and Service Plan pursuant to Rule 12b-1. Shareholders of the Service Class 2 shares of the Master Funds, including the Portfolios, pay only their proportionate share of the Master Fund's Rule 12b-1 plan expenses.
    (4)  Each of the VIP Contrafund Portfolio, VIP Growth Portfolio, VIP
         Equity Income Portfolio and VIP Mid Cap Portfolio paid "Other Expenses" of 0.10%, 0.09%, 0.09% and 0.12%, respectively, of average net assets during the most recent fiscal year. In addition, while a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Fund, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.14%, 0.14% and 0.17%, respectively, of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company. Each Portfolio anticipates investing substantially all of its assets in another investment company.
    (5) FMR has voluntarily agreed to reimburse Service Class 2 shares of each Master Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective net assets, exceed 1.25%. These arrangements may be discontinued by FMR at any time. A portion of the brokerage commissions that each Master Fund pays may be reimbursed and used to reduce that Master Fund's expenses. In addition, through arrangements with each Master Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Service Class 2 operating expenses would be 0.90%, 0.81%, 0.89%, and 0.93% for VIP Contrafund, VIP Equity Income, VIP Growth, and VIP Mid Cap, respectively. Taking these reductions into account, the total operating expenses for Service Class shares of ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio would be 1.20%, 1.19%, 1.11% and 1.23%, respectively.

    EXAMPLE

    This Example is intended to help you compare the cost of investing in Service Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Service Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Service Class shares' operating expenses remain the same. The Example does not reflect the expenses of any Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR*     3 YEARS*
    ING Fidelity(R) VIP Contrafund(R) Portfolio                       $  125       $  390
    ING Fidelity(R) VIP Equity Income Portfolio                          114          356
    ING Fidelity(R) VIP Growth Portfolio                                 124          387
    ING Fidelity(R) VIP Mid Cap Portfolio                                127          397

    * This Table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

                              ADVISER CLASS SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)

                                                                                                                      TOTAL NET
                                                                                                                       ANNUAL
                                                    MANAGEMENT     DISTRIBUTION                                      OPERATING
                                                      FEE(2)      (12b-1) FEES(3)            OTHER EXPENSES          EXPENSES(5)
                                                    ----------    ---------------   -----------------------------    -----------
                                                                                        ADMIN.       SHAREHOLDER
                                                                                    SERVICES FEE(4)  SERVICES FEE
    ING Fidelity(R) VIP Contrafund(R) Portfolio                  0.58%       0.50%         0.15%       0.25%        1.48%
    ING Fidelity(R) VIP Equity Income Portfolio                  0.48%       0.50%         0.14%       0.25%        1.37%
    ING Fidelity(R) VIP Growth Portfolio                         0.58%       0.50%         0.14%       0.25%        1.47%
    ING Fidelity(R) VIP Mid Cap Portfolio                        0.58%       0.50%         0.17%       0.25%        1.50%

    (1) This table shows the estimated operating expenses for the Portfolios as a ratio of expenses to average daily net assets. Because the Portfolios are new, "Other Expenses," shown above, are estimated for the current fiscal year. This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.
    (2)  Each of the VIP Contrafund Portfolio, VIP Growth Portfolio, VIP
         Equity Income Portfolio, and VIP Mid Cap Portfolio pays FMR a management fee for advisory expenses at current asset levels of the Master Funds of 0.58%, 0.58%, 0.48%, and 0.58%, respectively. Pursuant to its investment management agreement with the Fund, ILIAC may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.58%, 0.58%, 0.48%, and 0.58% of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ILIAC does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.
    (3) Adviser Class shares of each Portfolio are subject to a Rule 12b-1 fee at an annual rate of 0.25% of average daily net assets. In addition, Service Class 2 shares of each Master Fund pay 0.25% of average net assets annually under a Distribution and Service Plan pursuant to Rule 12b-1. Shareholders of the Service Class 2 shares of the Master Funds, including the Portfolios, pay only their proportionate share of the Master Fund's Rule 12b-1 plan expenses.
    (4)  Each of the VIP Contrafund Portfolio, VIP Growth Portfolio, VIP
         Equity Income Portfolio and VIP Mid Cap Portfolio paid "Other Expenses" of 0.10%, 0.09%, 0.09% and 0.12%, respectively, of average net assets during the most recent fiscal year. In addition, if a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Fund, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.14%, 0.14% and 0.17%, respectively, of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company. Each Portfolio anticipates investing substantially all of its assets in another investment company.
    (5) FMR has voluntarily agreed to reimburse Service Class 2 shares of each Master Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective net assets, exceed 1.25%. These arrangements may be discontinued by FMR at any time. A portion of the brokerage commissions that each Master Fund pays may be reimbursed and used to reduce that Master Fund's expenses. In addition, through arrangements with each Master Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Service Class 2 operating expenses would be 0.90%, 0.81%, 0.89%, and 0.93% for VIP Contrafund, VIP Equity Income, VIP Growth, and VIP Mid Cap, respectively. Taking these reductions into account, the total operating expenses for Adviser Class shares of ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio would be 1.45%, 1.44%, 1.36% and 1.48%, respectively.

    EXAMPLE

    This Example is intended to help you compare the cost of investing in Adviser Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Adviser Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Adviser Class shares' operating expenses remain the same. The Example does not reflect the expenses of any Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                        1 YEAR*      3 YEARS*
    ING Fidelity(R) VIP Contrafund(R) Portfolio                          $  151       $  468
    ING Fidelity(R) VIP Equity Income Portfolio                             139          434
    ING Fidelity(R) VIP Growth Portfolio                                    150          465
    ING Fidelity(R) VIP Mid Cap Portfolio                                   153          474

    * This Table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

                           SUMMARY OF PRINCIPAL RISKS

    THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THE CORRESPONDING MASTER FUND AND ITS INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE "DESCRIPTIONS OF PORTFOLIOS" AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY A PORTFOLIO CAN CHANGE OVER TIME. ADDITIONAL INVESTMENT POLICIES AND RISKS OF THE PORTFOLIOS AND MASTER FUNDS ARE SET FORTH IN THE STATEMENTS OF ADDITIONAL INFORMATION OF THE PORTFOLIOS AND MASTER FUNDS, RESPECTIVELY, EACH OF WHICH IS AVAILABLE UPON REQUEST.

    FOREIGN EXPOSURE RISK Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Master Funds limit foreign investments to securities denominated in U.S. dollars, these Master Funds are generally not subject to the risk of changes in currency valuations.

    GROWTH INVESTING RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

    INTEREST RATE CHANGES RISK Investment in debt securities involves risks relating to interest rate movement. If interest rates rise, the value of any debt securities held by the Master Fund can decline. Securities with longer durations, mortgage securities, and securities of issuers in the financial services sector tend to be more sensitive to changes in interest rates.

    ISSUER-SPECIFIC CHANGES RISK Because a Master Fund may invest a relatively large percentage of its assets in a single issuer, a Master Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

    MID CAP INVESTING RISK The value of securities of medium-sized, less well-known companies may be more volatile than that of relatively larger, more established companies owing to such factors as inexperienced management and limited financial resources. As a result, such securities can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.

    STOCK MARKET VOLATILITY RISK Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

    VALUE INVESTING RISK Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

-   TEMPORARY DEFENSIVE INVESTMENT STRATEGY

    Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

    Each Master Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

-   ADDITIONAL INVESTMENT POLICIES

    The types of securities in which the Master Funds and the Portfolios invest and the investment techniques and practices in which the Master Funds and the Portfolios may engage that are not principal investment strategies are discussed, together with their risks, in the Statements of Additional Information (referred to as the SAI) of the Master Funds and the Portfolios, respectively, which you may obtain by contacting the Fund (see back cover for address and phone number) or by downloading from the SEC's website (http://www.sec.gov).

                      OVERALL MANAGEMENT OF THE PORTFOLIOS

    THE INVESTMENT ADVISER. ING Life Insurance and Annuity Company (the "Adviser") serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the Securities and Exchange Commission (SEC) as an investment adviser. As of June 30, 2004, the Adviser managed over $3.9 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

    The Adviser, subject to the supervision of the Board, oversees the Portfolio's day-to-day operations and manages the investment activities of each Portfolio. In the event the Board determines it is in the best interests of a Portfolio and its shareholders to withdraw a Portfolio's assets from the corresponding Master Fund, the Adviser may assume direct management of the Portfolio or may oversee a sub-adviser to manage the Portfolio's assets. The Adviser is not entitled to compensation from the Portfolio while the Portfolio is functioning as a feeder fund. However, if a Portfolio ceases to function as a feeder fund, the Adviser may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.58%, 0.58%, 0.48%, and 0.58% of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, respectively.

-   "MANAGER OF MANAGERS" STRUCTURE

    The Adviser, subject to the supervision of the Board may act as a "manager of managers" for the Fund pursuant to exemptive relief from the SEC that permits the Adviser, with the approval of the Board, to replace or hire non-affiliated sub-advisers or amend the terms of their sub-advisory agreements, without submitting the contract to a vote of the Portfolio's shareholders. In this capacity, the Adviser has the responsibility to oversee sub-advisers and recommend their hiring, termination and replacement. In such instances the Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight.

    Should the Adviser manage the assets of the Portfolios directly, it may select sub-advisers to provide sub-advisory services to the Portfolios without obtaining shareholder approval. The Adviser would pay such sub-advisory fees out of its advisory fee at an annual rate based on the average daily net asset value of each Portfolio. Pursuant to the exemptive relief permitting the manager of managers arrangements, the Fund will notify shareholders of any change in the identity of an unaffiliated sub-adviser to a Portfolio. In such instances, the name of the Portfolio and its investment strategies may also change.

-   ADVISORY FEES

    Under the master/feeder structure, each Master Fund pays FMR a management fee based on the average daily net assets of the Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee. Under the master/feeder structure, each Portfolio may withdraw its investment in its Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity, asking the Adviser to manage either directly or with a sub-adviser under the investment advisory agreement between the Fund and the Adviser, or taking other appropriate action.

                         MANAGEMENT OF THE MASTER FUNDS

    FMR serves as manager to each Master Fund and to other mutual funds, including those in the Fidelity(R) Variable Insurance Products family of funds. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts, 02109.

    As of March 30, 2004, FMR had approximately $8.8 billion in discretionary assets under management.

    The total management fee paid by each Master Fund, as a percentage of average net assets is as follows:

                                                                   TOTAL MANAGEMENT FEE
    ING Fidelity(R) VIP Contrafund(R) Portfolio                             0.58%
    ING Fidelity(R) VIP Equity Income Portfolio                             0.48%
    ING Fidelity(R) VIP Growth Portfolio                                    0.58%
    ING Fidelity(R) VIP Mid Cap Portfolio                                   0.58%

    As the manager for each Master Fund, FMR has overall responsibility for directing each Master Fund's investments and handling each Master Fund's business affairs.

    Affiliates assist FMR with foreign investments:

    - Fidelity Management & Research (U.K.) Inc. ("FMR U.K."), at 25 Lovat Lane, London, EC3R 8LL, England, serves as a sub-adviser for VIP Contrafund Portfolio and VIP Mid Cap Portfolio. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for VIP Contrafund Portfolio and VIP Mid Cap Portfolio.
    - Fidelity Management & Research (Far East) Inc. ("FMR Far East"), at Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan, serves as a sub-adviser for VIP Contrafund Portfolio and VIP Mid Cap Portfolio. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for VIP Contrafund Portfolio and VIP Mid Cap Portfolio.
    - Fidelity International Investment Advisors ("FIIA"), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for VIP Contrafund Portfolio and VIP Mid Cap Portfolio. As of September 26, 2003, FIIA had approximately $8.9 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for VIP Contrafund Portfolio and VIP Mid Cap Portfolio.
    - Fidelity International Investment Advisors ("U.K.") Limited ("FIIA(U.K.)L"), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for VIP Contrafund Portfolio and VIP Mid Cap Portfolio. As of September 26, 2003, FIIA(U.K.)L had approximately $5.6 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for VIP Contrafund Portfolio and VIP Mid Cap Portfolio.
    - Fidelity Investments Japan Limited ("FIJ"), at Shiroyama JT Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo, Japan 105-6019, serves as a sub-adviser for VIP Contrafund Portfolio and VIP Mid Cap Portfolio. As of September 26, 2003, FIJ had approximately $38.1 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for VIP Contrafund Portfolio and VIP Mid Cap Portfolio and may also provide investment advisory and order execution services for VIP Contrafund Portfolio and VIP Mid Cap Portfolio from time to time.

    FMR Co., Inc. (FMRC) serves as a sub-adviser for each Master Fund. FMRC has day-to-day responsibility for choosing investments for each Master Fund.

    FMRC is an affiliate of FMR. As of March 30, 2004, FMRC had approximately $601.2 billion in discretionary assets under management.

    FMR pays FMRC, FMR U.K, and FMR Far East for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.

    Will Danoff is vice president and manager of VIP Contrafund Portfolio, which he has managed since January 1995. He also manages other Fidelity funds. Since joining Fidelity Investments in 1986, Mr. Danoff has worked as a research analyst and manager.

    Jennifer Uhrig is vice president and manager of VIP Growth Portfolio, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity Investments in 1987, Ms. Uhrig has worked as a research analyst and manager.

    Stephen Petersen is vice president and manager of VIP Equity Income Portfolio, which he has managed since January 1997. He also manages other Fidelity funds. Since joining Fidelity Investments in 1980, Mr. Petersen has worked as a research analyst and manager.

    Tom Allen is manager of VIP Mid Cap Portfolio, which he has managed since June 2001. Since joining Fidelity Investments in 1995, Mr. Allen has worked as a research analyst and manager.

                             PORTFOLIO DISTRIBUTION

    Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. (NASD). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                             SHAREHOLDER INFORMATION

-   CLASSES OF SHARES

    The Fund offers two classes of shares of each Portfolio, Service Class and Adviser Class, which are identical except for different expense variables, certain related rights and certain shareholder services. Both classes of the Portfolios have a common investment objective and investment portfolio.

    The Fund has adopted a Shareholder Services Plan ("Service Plan") for the Service Class and Adviser Class shares of each Portfolio. The Service Plan allows the Fund to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Service Class or Adviser Class shares and their shareholders including variable contract owners or plan participants with interest in the Portfolios. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Service Class and Adviser Class shares, respectively.

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Rule 12b-1 Plan") for the Adviser Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to ING Financial Advisers, LLC as the Fund's Distributor. ING Financial Advisers, LLC may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Adviser Class shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    Fidelity Distributors Corporation ("FDC") distributes Service Class 2 shares of each Master Fund.

    Service Class 2 of each Master Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Service Class 2 of each Master Fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Service and Adviser Class Shares of each Portfolio pay only their proportionate share of the Master Fund 12b-1 plan expenses.

    Rule 12b-1 and Service Plan fees are paid out of a Portfolio's assets (including the assets of the Master Fund) on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Portfolio and may over time, be greater than other types of sales charges.

-   MASTER/FEEDER FUNDS

    The Portfolios are "feeder" funds that invest exclusively in corresponding "master" portfolios with identical investment objectives. The Master Fund may accept investments from multiple feeder funds, which bear the Master Fund's expenses in proportion to their assets. The Master Fund may also accept investments directly from Separate Accounts in connection with Variable Contracts or Qualified Plans.

    Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, a Portfolio may withdraw from the Master Fund, receiving either cash or securities in exchange for its interest in the Master Fund. The Board would then consider whether a Portfolio should hire its own investment adviser, invest in a different Master Fund, or take other action.

-   NET ASSET VALUE

    The net asset value per share ("NAV") of each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4 p.m. Eastern time). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is computed by taking the total value of a Portfolio's securities (consisting solely of shares of the Master Fund) attributable to that class, plus any cash or other assets (including dividends and interest accrued but not collected) attributable to that class and subtracting all liabilities (including accrued expenses) attributable to that class, and dividing the total by the number of shares of that class that are outstanding.

    Shares of each Master Fund are valued at its NAV. For more information regarding the determination of NAV of each Master Fund, see the Master Funds' Prospectus and Statement of Additional Information.

-   PRICING OF PORTFOLIO SHARES

    Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or the close of regular trading on the NYSE. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

-   PURCHASE AND REDEMPTION OF SHARES

    Purchases and redemptions of shares may be made only by Separate Accounts of insurance companies for the purpose of funding Variable Contracts or by the Portfolios' investment adviser or their affiliates. In the future, purchases and redemptions may also be made directly by Qualified Plans or custodial accounts. Certain Portfolios may not be available as investment options in your Variable Contract or through your Qualified Plan. Please refer to the prospectus for the appropriate insurance company Separate Account or your Qualified Plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

    It is possible that certain conflicts of interest may arise when shares of a Portfolio are purchased to fund both variable annuity and variable life insurance contracts (mixed funding). Conflicts also may arise if more than one insurance company purchases shares of a Portfolio (shared funding). The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for Variable Contracts and offers its shares directly to Qualified Plans. However, it is possible that the interests of owners of Variable Contracts and Qualified Plans, for which the Portfolios serve as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between Variable Contract owners and Qualified Plans and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a Qualified Plan might be required to redeem its investment, which might force the Portfolios to sell securities at disadvantageous prices.

    The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

-   FREQUENT TRADING - MARKET TIMING

    The Portfolios are intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolios. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. The Portfolios and the Master Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that the Portfolios or Master Funds determine not to be in the best interest of the Portfolios or Master Funds.

    Omnibus accounts generally do not identify customers' trading activity to the Portfolios on an individual basis. The ability of the Portfolios' Administrator and its affiliates ("ING") and the Portfolios to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, ING and the Portfolios must rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. ING and the Portfolios seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that ING or the Portfolios will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

    The Portfolios believe that market timing or frequent, short-term trading in any account, including a variable insurance or retirement plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or sub-adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

    Although the policies described above that are followed by omnibus account arrangements and the Portfolios are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in a Portfolio will occur. Moreover, ING is often required to make decisions that are inherently subjective. ING strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

-   DIVIDENDS

    Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless the investor (such as a participating insurance company's Separate Account) makes an election to receive distributions in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

-   TAX MATTERS

    Each Portfolio of the Fund distributes its net investment income, if any, on its outstanding shares at least once annually. Each Portfolio can make distributions at other times if it chooses to do so. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by any Portfolio will automatically be reinvested in additional shares of the Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract) makes an election to receive distributions in cash. Dividends or distributions by a portfolio will reduce the per share NAV by the per share amount.

    Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

    Each Portfolio intends to comply with the diversification requirements of
    Section 817(h) of the Code for Variable Contracts. Specifically, each Portfolio intends to diversify, through the investments made by the applicable Master Fund, so that on the last day of the quarter of a calendar year, no more than 5% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent to guaranteed of insured) by the U.S. Government or an agency or instrumentality or the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

    If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

    Since the only shareholders of the Portfolios will be separate accounts, no discussion is included in this Prospectus as to the tax aspects at the shareholders level. The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

    THE TAX STATUS OF YOUR INVESMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACTS.

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                             HARTFORD, CT 06156-8962

For investors who want more information about the Fund, the following documents are available free upon request:


- STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated November 1, 2004, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.

- ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

For a free copy of the SAI or the Fund's annual and semi-annual reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Fund. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


                                        Investment Company Act File No. 811-8319

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                        HARTFORD, CONNECTICUT 06156-8962
                  ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO*

                      ING FIDELITY(R) VIP GROWTH PORTFOLIO
                   ING FIDELITY(R) VIP EQUITY INCOME PORTFOLIO
                      ING FIDELITY(R) VIP MID CAP PORTFOLIO
         (individually a "Portfolio" and collectively, the "Portfolios")

                                  SERVICE CLASS
                                  ADVISER CLASS


           Statement of Additional Information dated: November 1, 2004

This Statement of Additional Information ("SAI") pertains only to the Portfolios listed above. This SAI is not a prospectus but should be read in conjunction with the current Service Class and Adviser Class Prospectus for the Portfolios dated November 1, 2004 ("Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. Free copies of the Prospectus and the SAI are available upon request by writing to ING Partners, Inc. at the address listed above or by calling 1-800-262-3862.


Shares of the Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

* Fidelity and Contrafund are registered trademarks of FMR Corp.

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
Fund History                                                                      1

Description of the Fund and Its Investments and Risks                             1

Description of Various Securities and Investment Policies and Practices          10

Management of the Fund                                                           22

Control Persons and Principal Shareholders                                       28

Investment Advisory and Other Services                                           28

Principal Underwriter                                                            33

Brokerage Allocation and Portfolio Turnover                                      33

Description of Shares                                                            34

Voting Rights                                                                    36

Net Asset Value                                                                  36

Tax Status                                                                       37

Financial Statements                                                             40

Appendix A                                                                       A-1

Appendix B                                                                       B-1

                                  FUND HISTORY

ING Partners, Inc. ("Fund"), formerly known as Portfolio Partners, Inc., was incorporated in 1997 in Maryland and commenced operations on November 28, 1997. The Fund changed its name to ING Partners, Inc. effective May 1, 2002.

                             DESCRIPTION OF THE FUND

The Fund is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. This SAI pertains only to the following four Portfolios: ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio.

For more information regarding the classes of shares that are authorized, refer to the paragraph "Description of Shares" in this SAI. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus.

This SAI pertains only to ING Fidelity VIP Contrafund Portfolio, ING Fidelity VIP Growth Portfolio, ING Fidelity VIP Equity Income Portfolio and ING Fidelity VIP Mid Cap Portfolio. The investment objective of each Portfolio is not fundamental and, therefore, can be changed by the Board of Directors of the Fund ("Board") without the approval of a majority (as defined in the Investment Company Act of 1940 ("1940 Act")) of the respective Portfolio's outstanding voting securities.

                             MASTER/FEEDER STRUCTURE

Each Portfolio (each a "Feeder Portfolio" and, collectively, the "Feeder Portfolios") invests all of its assets in a series of Fidelity Variable Insurance Products, Fidelity Variable Insurance Products II, and Fidelity Variable Insurance Products III, respectively (the "Master Series") (each series a "Master Fund" and collectively, the "Master Funds") in a master/feeder structure. The Feeder Portfolios do not buy investment securities directly. Instead, each Feeder Portfolio invests in a Master Fund, which in turn purchases investment securities. Each Feeder Portfolio's Master Fund is listed below:

FUND FEEDER PORTFOLIO                              FIDELITY VIP MASTER FUND
ING Fidelity(R) VIP Contrafund(R) Portfolio        VIP Contrafund(R) Portfolio (Service Class 2 Shares)
ING Fidelity(R) VIP Growth Portfolio               VIP Growth Portfolio (Service Class 2 Shares)
ING Fidelity(R) VIP Equity Income Portfolio        VIP Equity Income Portfolio (Service Class 2 Shares)
ING Fidelity(R) VIP Mid Cap Portfolio              VIP Mid Cap Portfolio (Service Class 2 Shares)

The investment adviser for the Master Funds is Fidelity Management & Research Company ("FMR"). FMR is a wholly-owned subsidiary of FMR Corp. In addition to selling its shares to the Feeder Portfolio, each Master Fund has and may continue to sell its shares to other mutual funds or other accredited investors ("Interestholders"). The expenses and, correspondingly, the returns of other Interestholders in a Master Fund may differ from those of the corresponding Feeder Portfolio.

The Board believes that, as other investors invest their assets in a Feeder Portfolio and Interestholders invest their assets in the corresponding Master Fund in which the Feeder Portfolio invests, certain economic efficiencies may be realized with respect to the Feeder Portfolio and the Master Fund. For example, fixed expenses that otherwise would have been borne solely by a Master Fund (and the other Interestholders in that Master Fund) or the corresponding Feeder Portfolio would be spread across a larger asset base as more Interestholders invest in the Master Fund. However, if an investor or an Interestholder withdraws its investment from a Master Fund or Feeder Portfolio, respectively, the economic efficiencies (E.G., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Feeder Portfolio, and in turn, the Master Fund, may not be fully achieved or maintained. In addition, given the relatively complex nature of the master-feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value would be affected at the master and/or feeder level.

In addition, as described below, under the terms of the Investment Management Agreement and the Administration Agreement, if a Feeder Portfolio divests itself of its interests in a Master Fund and the Fund's Board asks ING Life Insurance and Annuity Company ("ILIAC") as the Portfolios' investment adviser, to manage the Feeder Portfolios, each Feeder Portfolio would pay an advisory fee to ILIAC, rather than FMR, in accordance with the same fee schedule currently applicable to fees paid by the Master Fund to FMR, and also an administration fee of 0.15%, 0.15%, 0.15% and 0.17%, respectively, to ING Funds Services, LLC, for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity Income Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio. A Portfolio's expenses may be higher if the Fund were to withdraw a Portfolio's assets from a Master Fund.

Under the master/feeder structure, the Fund retains the right to withdraw a Feeder Portfolio's assets from the Master Fund. The Fund also reserves the right to suspend or terminate purchases of shares of a Master Fund by the Fund and a Portfolio if such action is required by law, or if the Fund's Board while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state law, deems it necessary, appropriate and in the best interest of the Fund and its shareholders (including contract owners) or in response to the order of an appropriate regulatory authority. If the Fund were to withdraw a Feeder Portfolio's assets, the Fund's Board would then consider whether to invest the Feeder Portfolio's assets in another pooled investment entity, ask ILIAC to manage either directly or with a sub-adviser under the Investment Management Agreement between the Fund and ILIAC, or take other appropriate action.

Investment of each Feeder Portfolio's assets in its corresponding Master Fund is not a fundamental policy of any Feeder Portfolio and a shareholder vote is not required for any Feeder Portfolio to withdraw its investment from its corresponding Master Fund.

The board of trustees of each Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund's performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FIDELITY VIP MASTER FUNDS IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

                       INVESTMENT POLICIES AND LIMITATIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FEEDER PORTFOLIOS - The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Feeder Portfolio's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of that Feeder Portfolio's voting securities present at a meeting if the holders of more than 50% of that Feeder Portfolio's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Feeder Portfolio's outstanding voting securities. The investment objectives and all other investment policies or practices of the Feeder Portfolios are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.

FOR THE ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO, ING FIDELITY(R) VIP GROWTH PORTFOLIO, ING FIDELITY(R) VIP EQUITY INCOME PORTFOLIO, AND ING FIDELITY(R) VIP MID CAP PORTFOLIO:

A Feeder Portfolio may not:

     (1) Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Feeder Portfolio to: (i) enter into commitments to purchase securities in accordance with a Feeder Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

     (2) Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (3) Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Feeder Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Feeder Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

     (4) Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Feeder Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or
(iv) hold and sell real estate acquired by the Feeder Portfolio as a result of the ownership of securities;

     (5) Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (6) Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Feeder Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

     (7) Deviate from being a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

     (8) "Concentrate" its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Feeder Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Feeder Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by a Feeder Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Feeder Portfolio's holdings of illiquid securities exceed 15% because of changes in the value of a Feeder Portfolio's investments, a Feeder Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Feeder Portfolio. Otherwise, a Feeder Portfolio may continue to hold a security even though it causes the Feeder Portfolio to exceed a percentage limitation because of fluctuation in the value of the Feeder Portfolio's assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTION OF THE FEEDER PORTFOLIOS - Each Feeder Portfolio has adopted the following non-fundamental investment restriction to enable it to invest in its corresponding Master Fund:

     Notwithstanding any other investment policy of the Feeder Portfolio, the Feeder Portfolio may invest all of its net assets in an open-end management investment company having the same investment objective and limitations as the Feeder Portfolio.

Each Feeder Portfolio has also adopted the same investment restrictions as the Master Fund in which it invests. These investment restrictions, the investment objective and all other investment policies or practices of the Feeder Portfolios, are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.

INVESTMENT RESTRICTIONS OF THE MASTER FUNDS

A Master Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Master Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations of the Master Funds described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF VIP CONTRAFUND

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Contrafund Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions of the Master Funds" on page 19.

INVESTMENT LIMITATIONS OF VIP GROWTH PORTFOLIO

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(g) FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Growth Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions of the Master Funds" on page 19.

INVESTMENT LIMITATIONS OF VIP EQUITY INCOME

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(g) FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Equity Income Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions of the Master Funds" on page 19.

INVESTMENT LIMITATIONS OF VIP MID CAP

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, nothwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(g) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

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With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Mid Cap Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions of the Master Funds" on page 19.

For purposes of normally investing at least 80% of the fund's assets in securities of companies with medium market capitalizations, FMR intends to measure the capitalization range of the Russell Midcap(R) Index and the Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400") no less frequently than once a month.

GENERAL. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Feeder Portfolio's or its Master Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Feeder Portfolio's or its Master Fund's acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Feeder Portfolio's or its Master Funds investment policies and limitations. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Feeder Portfolio's policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.

With respect to the fundamental policy on "concentration", industry classifications of domestic issuers for all Feeder Portfolios are determined in accordance with the current Directory of Companies Filing Annual Reports with the SEC. Industry classifications of foreign issuers for the Feeder Portfolios or Master Funds are based on data provided by Bloomberg L.P. and other industry data sources.

     DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

INVESTMENT STRATEGIES AND RISKS

MASTER FUNDS - The investment techniques of each Master Fund are described in the statement of additional information for the Master Funds which is delivered together with this SAI.

FEEDER PORTFOLIOS - The following supplements the discussion in the Feeder Portfolios' Prospectus and in the Master Funds' prospectus and statement of additional information of the investment strategies, policies and risk of each Feeder Portfolio and its Master Fund. Because a Feeder Portfolio invests all of its assets in a Master Fund, it holds only beneficial interests or shares of the Master Fund. Each Master Fund invests directly in individual securities of other issuers. These investment strategies and policies are not fundamental and may be changed without approval of the shareholders of the Feeder Portfolios. The statement of additional information for the Master Funds is delivered together with this SAI.

AFFILIATED BANK TRANSACTIONS - A Master Fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the Master Fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees of the Master Funds has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES - Asset-backed securities represent interests in pools of mortgages, loans, receivables, and other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

BORROWING - Each Master Fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a Master Fund or a Feeder Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Master Fund or a Feeder Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT - A Master Fund can hold uninvested cash or it can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL FUNDS - Central Funds are money market or short -term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money markets funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

COMMON STOCK - Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES - Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Master Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

DEBT SECURITIES - Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

FOREIGN CURRENCY TRANSACTIONS - A Master Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Master Fund. A Master Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a Master Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a Master Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A Master Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Master Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Master Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Master Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Master Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Master Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a Master Fund's investment exposure to changes in currency exchange rates and could result in losses to a Master Fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a Master Fund by selling that currency in exchange for dollars, a Master Fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a Master Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a Master Fund 's exposure to a foreign currency and that currency's value declines, a Master Fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a Master Fund or that it will hedge at appropriate times.

FOREIGN MARKETS - Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more

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developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

ILLIQUID SECURITIES - Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a Master Fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a Master Fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a Master Fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES - Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INTERFUND BORROWING AND LENDING PROGRAM - Pursuant to an exemptive order issued by the SEC, a Master Fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Master Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Master Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT-GRADE DEBT SECURITIES - Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a Master Fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's

Investors Service, Standard & Poor's ("S&P"), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization ("NRSRO") by the SEC, or is unrated but considered to be of equivalent quality by FMR.

LOAN AND OTHER DIRECT DEBT INSTRUMENTS - Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Master Fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each Master Fund limits the amounts of total assets that it will invest in any one issuer or in issuers within the same industry (see each Master Fund's investment limitations). For purposes of these limitations, a Master Fund generally will treat the borrower as the "issuer" of indebtedness held by the Master Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Master Fund and the borrower, if the participation does not shift to the Master Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a Master Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Master Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER QUALITY DEBT SECURITIES - Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Master Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interests of the Master Fund's shareholders.

MORTGAGE SECURITIES - Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in return of principal to the investors, causing it to be invested subsequently at a lower interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a Master Fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

PREFERRED SECURITIES - Preferred Securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

REAL ESTATE INVESTMENT TRUSTS - Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS - Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. In general, the term of a repurchase agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time of investment in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Master Funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR or, under certain circumstances, by an FMR affiliate.

RESTRICTED SECURITIES - Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS - In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The Master Funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR or, under certain circumstances, by an FMR affiliate. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

SECURITIES LENDING - A Master Fund may lend securities to parties such as broker-dealers or other institutions.

Securities lending allows a Master Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Master Fund with collateral in an amount at least equal to the value of the securities loaned. The Master Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Master Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Master Fund is not able to recover the securities loaned, a Master Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SECURITIES OF OTHER INVESTMENT COMPANIES - Each Master Fund and Feeder Portfolio may invest in securities of other investment companies, subject to limitations under the 1940 Act. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, the Master Funds or the Feeder Portfolios would continue to pay their own management fees and expenses with respect to all their investments, including the securities of other investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

SHORT SALES "AGAINST THE BOX" - Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

SHORT SALES - Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a Master Fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each Master Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A Master Fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A Master Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

TEMPORARY DEFENSIVE POLICIES - Each Master Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary defensive purposes.

WARRANTS - Warrants give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Master Fund or Feeder Portfolio to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Master Fund or Feeder Portfolio will lose its entire investment in such warrant.

ZERO COUPON BONDS - Zero coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently, and may involve greater credit risk than such bonds.

FUTURES, OPTIONS, AND SWAPS. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

COMBINED POSITIONS - involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES - Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS - In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS - The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS - Each trust, on behalf of each Master Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each fund's operation. Accordingly, each Master Fund is not subject to registration or regulation as a CPO.

Each Master Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Master Funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS - There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES - Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS - Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS - By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS - The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

SWAP AGREEMENTS - can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS OF THE MASTER FUNDS - VIP Contrafund, VIP Growth, VIP Equity Income, and VIP Mid Cap will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Master Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the Master Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Master Funds' investments in futures contracts and options, and the Master Funds' and the Feeder Portfolio's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

                             MANAGEMENT OF THE FUND

The investments and administration of the Fund are under the direction of the Board of Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below.

                        TERM OF OFFICE(1)         POSITION(S)   PRINCIPAL OCCUPATION(S)           NUMBER OF          OTHER
NAME, ADDRESS           AND LENGTH OF             HELD WITH     DURING PAST FIVE YEARS            PORTFOLIOS       DIRECTOR-
AND AGE                 TIME SERVED                  FUND                                          OVERSEEN       SHIPS HELD
-------------------     ---------------------     ----------    -----------------------------     ----------      ----------
DISINTERESTED
DIRECTORS:

John V. Boyer           Indefinite;                Director     Executive Director, The Mark           25             None
63 Penn Drive           Since 11/26/1997                        Twain House Museum**, 1989 to
West Hartford,                                                  present.
Connecticut
Age: 50

Richard A. Johnson      Indefinite;                Director     Retired for more than five             25             None
24 Sulgrave Road        Since 11/26/1997                        years.
West Hartford,
Connecticut
Age: 68

Patrick Kenny           Indefinite;                Director     Senior Vice President, SS&C            25             None
33 Fulton Place         Since 03/05/2002                        Technologies, November 1995
West Hartford,                                                  to May 1998; Executive Vice
Connecticut                                                     President, Frontier Insurance
Age: 61                                                         Group, Inc., September 1998
                                                                to March 2001; President and
                                                                Chief Executive Officer,
                                                                International Insurance
                                                                Society*, June 2001 to
                                                                present.

(1)Each Director holds office for an indefinite term until the earliest of the election and qualification of his or her successor or the date the Director resigns or dies. The officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

*Ewald Kist, Chairman of the Executive Board for ING Groep, N.V., ING Life Insurance and Annuity Company's ultimate parent company (through six tiers of subsidiary entities), sits on the board of directors for the International Insurance Society. Don Steward, CEO of Sun Life of Canada, ultimate parent company of Massachusetts Financial Services Company, a sub-adviser to the ING Partners, Inc. Portfolios, has held a seat on the board of directors for the International Insurance Society since July 13, 2003.

**Shaun Mathews, Senior Vice President of ING Life Insurance & Annuity Company, has held a seat on the board of directors of the Mark Twain House since September 19, 2002. ING makes non-material, charitable contributions to the Mark Twain House.

                                                                                                    NUMBER
                        TERM OF OFFICE            POSITION(S)                                         OF            OTHER
NAME, ADDRESS           AND LENGTH OF             HELD WITH     PRINCIPAL OCCUPATION(S)           PORTFOLIOS      DIRECTOR-
AND AGE                 TIME SERVED                  FUND       DURING PAST FIVE YEARS             OVERSEEN       SHIPS HELD
-------------------     ---------------------     ----------    -----------------------------     ----------      ----------
James M. Hennessy       Indefinite;               President     President, Chief Executive
7337 E. Doubletree      Since 05/07/2003                        Officer and Chief Operating
Ranch Road                                                      Officer March 2002 - Present
Scottsdale, Arizona                                             (For the ING Funds), February
Age: 54                                                         2001 - March 2002 (For the
                                                                Pilgrim Funds), Chief
                                                                Operating Officer June 2000 -
                                                                February 2001 (For the
                                                                Pilgrim Funds); President and
                                                                Chief Executive Officer, ING
                                                                Capital Corporation, LLC, ING
                                                                Funds Services, LLC, ING
                                                                Advisors, Inc., ING
                                                                Investments, LLC, Lexington
                                                                Funds Distributor, Inc.,
                                                                Express America T.C., Inc.
                                                                and EAMC Liquidation Corp.
                                                                (December 2001- Present);
                                                                Executive Vice President and
                                                                Chief Operating Officer and
                                                                ING Funds Distributor, LLC
                                                                (June 2000 - Present).
                                                                Formerly, Executive Vice
                                                                President and Chief Operating
                                                                Officer, ING Quantitative
                                                                Management, Inc. (October
                                                                2001 - September 2002),
                                                                Senior Executive Vice
                                                                President (June 2000 -
                                                                December 2000) and Secretary
                                                                (April 1995 - December 2000),
                                                                ING Capital Corporation, LLC,
                                                                ING Funds Services, LLC, ING
                                                                Investments, LLC, ING
                                                                Advisors, Inc., Express
                                                                America T.C., Inc. and EAMC
                                                                Liquidation Corp.; Executive
                                                                Vice President, ING Capital
                                                                Corporation, LLC and its
                                                                affiliates (May 1998 - June
                                                                2000); and Senior Vice
                                                                President, ING Capital
                                                                Corporation, LLC and its
                                                                affiliates (April 1995 -
                                                                April 1998).

Laurie M. Tillinghast   Indefinite;                  Vice       Vice President, ING Life
151 Farmington Avenue   Since 05/07/2003          President     Insurance and Annuity
Hartford, Connecticut                                           Company, 1998 to present;
Age: 51                                                         Vice President, Aetna
                                                                Retirement Services, Fund
                                                                Strategy and Management, 1995
                                                                to 1998. Formerly, Director
                                                                and President, ING Partners,
                                                                Inc. (November 1997 - May
                                                                2003).

Michael J. Roland       Indefinite;                  Chief      Executive Vice President,
7337 E. Doubletree      Since 12/01/2002          Financial     Treasurer and Chief Financial
Ranch Road                                         Officer      Officer of ING Capital
Scottsdale, Arizona                                  and        Corporation and its
Age: 44                                           Treasurer     subsidiaries, June 1998 to
                                                                present; Chief Financial
                                                                Officer, Endeavor Group and
                                                                Endeavor Investment Advisors,
                                                                April 1997 to June 1998.

Todd Modic              Indefinite;               Assistant     Assistant Vice President and
7337 E. Doubletree      Since 02/05/03            Treasurer     Director of Financial
Ranch Road                                                      Reporting of ING Investments,
Scottsdale, Arizona                                             LLC, March 2001 to present;
Age: 35                                                         Director of Financial
                                                                Reporting, Axient
                                                                Communications, Inc., May
                                                                2000 to January 2001;
                                                                Director of Finance,
                                                                Rural/Metro Corporation,
                                                                March 1995 to May 2000.

Maria Anderson          Indefinite;               Assistant     Assistant Vice President of
7337 E. Doubletree      Since 02/04/04            Treasurer     ING Funds Services, LLC
Ranch Road                                                      October 2001to the present.
Scottsdale, Arizona                                             September 1999 to September
Age: 45                                                         2001; Manager of Fund
                                                                Accounting and Compliance for
                                                                ING Funds Services, LLC.

Jeffrey J. Gaboury      Indefinite;               Assistant     Director, Reporting and
200 Clarendon Street    Since 05/12/1999          Treasurer     Compliance, Investors Bank &
Boston, Massachusetts                                           Trust Company, 1996 to
Age:  35                                                        present.

Huey P. Falgout, Jr.    Indefinite;               Secretary     Chief Counsel, ING Funds,
7337 E. Doubletree      Since 11/19/2003          and Chief     November 2002 to present;
Ranch Road                                          Legal       Counsel, AIG American
Scottsdale, Arizona                                Counsel      General, January 1999 to
Age: 40                                                         November 2002.

Theresa Kelety          Indefinite; Since         Assistant     Counsel, ING Funds, April
7337 E. Doubletree      08/13/2004                Secretary     2003 to present. Formerly,
Ranch Road                                                      Counsel, Shearman & Sterling
Scottsdale, Arizona                                             (2000 - 2003); Counsel,
Age: 41                                                         Sutherland Asbill & Brennan,
                                                                LLP (1996 - 2000); and
                                                                Counsel, Morrison & Foerster,
                                                                LLP (1994 - 1996).

Robin Nesbitt           Indefinite; Since         Assistant     Supervisor, Board Operations,
7337 E. Doubletree      08/13/2004                Secretary     August 2003 to present, ING
Ranch Road                                                      Funds; Senior Legal Analyst
Scottsdale, Arizona                                             (August 2002 - August 2003),
Age: 30                                                         ING Funds. Formerly,
                                                                Associate,
                                                                PricewaterhouseCoopers
                                                                (January 2001 - August 2001);
                                                                and Paralegal, McManis,
                                                                Faulkner & Morgan (May 2000 -
                                                                December 2000).

John M. DelPrete        Indefinite;               Assistant     Senior Associate Counsel,
200 Clarendon Street    Since 08/09/2002          Secretary     Legal Administration,
Boston, Massachusetts                                           Investors Bank & Trust
Age: 35                                                         Company, 1997 to present.

Members of the Board of the Directors who are also directors, officers or employees of ING Life Insurance and Annuity Company (ILIAC or the Adviser), or its affiliates are not entitled to any compensation from the Fund. Members of the Board of Directors who are not affiliated with ILIAC or its affiliates are entitled to receive an annual retainer of $35,000 for service on the Board. The Lead Director will receive an additional fee of $10,000 annually. In addition, each such member will receive a fee of $5,000 per meeting for each regularly scheduled Board meeting; $5,000 for each in-person Contract Committee meeting; $5,000 for each in-person Special Board meeting; and $2,000 for each in-person committee meeting, other than a Contract Committee meeting. Each such member will receive a fee of $2,000 for each in-person meeting of the Qualified Legal Compliance Committee. A Committee Chairperson fee of $3,000 will be paid annually to the Chairperson of each of the Valuation and Proxy Voting, Investment Review, Qualified Legal Compliance and Contract Committees. A Committee Chairperson fee of $5,000 will be paid annually to the Chairperson of the Audit Committee. A fee of $1,000 will be paid to all Directors who participate in Board meeting telephonically. All of the above fees are to be paid proportionately by each Feeder Portfolio based on the net assets of the Feeder Portfolios as of the previous December 31.

                           FUND GOVERNANCE INFORMATION

The Board of Directors has established an Audit Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, the Audit Committee held five meetings and the Audit Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The purpose of the Audit Committee is to: (1) oversee the Fund's accounting and financial reporting processes and its internal controls; (2) oversee the quality, objectivity and the independent audit of the Fund's financial statements; and (3) act as a liaison between the Fund's independent auditors and the Board of Directors. The Audit Committee's specific duties and responsibilities include: (1) pre-approve the audit and non-audit services provided by the independent auditors; (2) review the fees charged by the auditors for audit and non-audit services and make recommendations to the Board with respect to the approval of service fee estimates; (3) review the qualifications and independence of the Fund's auditors and rotation of audit partners; (4) review the scope of the Feeder Portfolios' proposed audit each year and the audit procedures to be utilized; (5) at the conclusion of each audit, the Audit Committee reviews the audit, including any comments, recommendations, or matters of concern with the independent auditors;
(6) review each Feeder Portfolio's annual report to shareholders and receive from the auditors a report concerning any significant underlying accounting policies; (7) review with the Feeder

Portfolios' independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures; (8) consider and discuss with management and the independent auditors the significance and potential effect of any change in accounting policies proposed by the independent auditors or management; (9) review with management and independent auditors and report to the Board of Directors any "illegal act" as defined in Section 10A of the 1934 Act and required to be reported to the Audit Committee and any other significant issues that could have a material effect on the Fund's financial statements; (10) receive reports from the Fund's principal executive officer and chief financial officer in accordance with regulations adopted by the SEC concerning the Fund's internal controls; (11) review the Audit Committee Charter annually and, unless the Audit Committee is comprised of all of the independent directors of the Fund, report annually to the Board a summary of its activities, conclusions and recommendations.

The Board of Directors also has established a Nominating Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, the Nominating Committee did not meet and the Nominating Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The Nominating Committee is responsible for promoting the effective participation of qualified individuals on the Board of Directors and Committees of the Board. In fulfilling its responsibilities, the Nominating Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Directors, including any recommendations proposed by shareholders (which shall include a review of the individual's status as an "interested person" of the Fund under the 1940 Act) and presents recommendations to the Board of Directors to fill vacancies or to nominate directors for election by shareholders. Recommendations by shareholders should be submitted to the Committee in care of the Fund's Secretary. Further, the Nominating Committee presents recommendations to the Board of Directors regarding directors to be selected for membership on the various Committees of the Board and monitors the performance of legal counsel employed by the Fund and legal counsel engaged by the Independent Directors.

The Board of Directors also has established a Valuation Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, the Valuation Committee held two meetings and the Valuation Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The Valuation Committee is responsible for overseeing the determination of each Feeder Portfolio's net asset value and the calculation of the value of the assets held by each Feeder Portfolio, which determinations and calculations are made by the Fund's custodian and pricing agent. The Valuation Committee also reviews the determinations by the Fund's Pricing Committee of the fair market value of particular securities when market quotations are not readily available under circumstances set forth in the Fund's valuation procedures. On July 10, 2003, the Valuation Committee adopted a new charter and became the Valuation and Proxy Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, the Valuation and Proxy Committee held two meetings and the Valuation and Proxy Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. In additional to the valuation oversight described above, the Valuation and Proxy Committee is also responsible for overseeing the implementation of the ING Funds Proxy Voting Procedures and making determinations on behalf of the Board with respect to the voting of proxies related to the assets in the Fund's investment portfolios as specified in the Proxy Voting Procedures.

The Board of Directors also has established a Contract Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, the Contract Committee held one meeting and the Contract Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The Contract Committee reviews all investment advisory and related agreements as well as third party agreements on behalf of the Board, including the contracts for the provision of custodial, fund accounting, administrative and transfer agency services to the Fund. It is the responsibility of the Contract Committee to make recommendations to the Board regarding the continuation of existing contractual relationships and to recommend the approval of new contracts when additional Feeder Portfolios are established or when existing contractual relationships are concluding. When reviewing advisory agreements on behalf of the Fund, the Contract Committee and the full Board undertake a comprehensive review of the current contractual relationship through disclosure provided in a question and answer memorandum generated by Fund management and completed by the affected party. In addition, the Contract Committee and the Board review a comparative performance analysis of each Feeder Portfolio against its peer group and a comparison of the advisory fees and the total operating expenses of each Feeder Portfolio against the fees charged by such peer group. After a detailed review of the above information by the Contract Committee, the Committee makes a recommendation to the Board at the next regularly scheduled Board meeting.

The Board of Directors also has established an Investment Review Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, the Investment Review Committee held four meetings and the Investment Review Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The Investment Review Committee monitors and reviews the investment aspects of each Feeder Portfolio of the Fund, including portfolio performance, investment risk levels, risk-adjusted performance, adherence to stated investment objective and consistency with investment style. The Investment Review Committee is authorized to make recommendations to the full Board respecting investment aspects of the Feeder Portfolios, including recommending action on entering into, amending, or terminating contracts with the investment adviser or sub-advisers to a portfolio.

The Board of Directors also has established a Qualified Legal Compliance Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, the Qualified Legal Compliance Committee did not meet and its members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The Qualified Legal Compliance Committee is responsible for the confidential receipt, consideration, investigation and action upon possible material securities law violations and breaches of fiduciary duty reported to it by the chief legal officer of the Fund and/or other attorneys representing the Fund. The Qualified Legal Compliance Committee also considers and acts upon: (1) requests from the Fund's chief executive officer for pre-approval to engage in certain activities and for waivers from compliance with the Fund's Sarbanes-Oxley Code of Ethics, and (2) reports of possible violations of that Code of Ethics.

                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on November 19, 2003 the Board of Directors, including the Independent Directors, upon recommendation of the Investment Review Committee ("Committee"), approved an amendment to the Investment Advisory Agreement with ING Life Insurance and Annuity Company ("ILIAC") to include the Feeder Portfolios. In connection with the approval, the Committee considered, with the assistance of independent counsel, its legal responsibilities and reviewed the nature and quality of ILIAC's services provided to the Fund and ILIAC's experience and qualifications. Among other items, the Committee also reviewed and considered: (1) supplemental materials, including financial statements, the underwriting agreement, and underwriting response for ILIAC; (2) a memorandum from independent counsel setting forth the Board's fiduciary duties and its responsibilities under the 1940 Act and Maryland law, the duty of care, the duty of loyalty and the business judgment rule, and the factors which the Board should consider in the review; and (3) an analysis of ILIAC's advisory fee structure, including ILIAC's willingness to receive fees only if the Feeder Portfolios no longer are invested in the Master Funds and that there would be no duplication of advisory fees at the master and feeder level. After discussion, the Committee concluded that ILIAC had the capabilities, resources, and personnel necessary to manage the Fund, and that based on the services that ILIAC would provide to the Fund under the Investment Advisory Agreement and the expenses incurred by ILIAC in the performance of such services, the compensation payable to ILIAC was fair and equitable. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board, upon recommendation of the Committee, concluded unanimously that it was in the best interest of the Fund to approve the investment advisory agreement with ILIAC.

The following table describes the compensation received by the Directors of the Fund for the calendar year ended December 31, 2003.

                               COMPENSATION TABLE

                                                                                    TOTAL COMPENSATION
                                        AGGREGATE        PENSION OR RETIREMENT      FROM FUND AND FUND
                                       COMPENSATION       BENEFITS ACCRUED AS         COMPLEX PAID TO
     NAME OF PERSON, POSITION            FROM FUND       PART OF FUND EXPENSES           DIRECTORS
     ------------------------          ------------      ---------------------      ------------------
     John V. Boyer, Director             $ 58,125                 $ 0                      $ 58,125

     Richard A. Johnson, Director        $ 58,125                 $ 0                      $ 58,125

     Patrick Kenny, Director             $ 56,250                 $ 0                      $ 56,250

                                 CODES OF ETHICS

The Board of Directors of the Feeder Portfolios, ILIAC (as Adviser) and the Distributor (as principal underwriter) have adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Feeder Portfolio. The Codes allow trades to be made in securities that may be held by a Feeder Portfolio, however, they prohibit a person from taking advantage of Feeder Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

FMR, FMRC, FMR U.K., FMR Far East, FIJ, FIIA, FIIA(U.K.)L, Fidelity Distributors Corporation (FDC), and the Master Funds have also adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restricts certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the Master Funds.

                  DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

Other than in regulatory filings, the Fund may provide its complete portfolio holdings schedule to third parties when the Fund has a legitimate business purpose for doing so. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure: to the Fund's auditors for use in providing audit opinions; to financial printers for the purpose of preparing Fund regulatory filings; for the purpose of due diligence regarding a merger or acquisition; to a new adviser or sub-adviser prior to the commencement of its management of the Fund; to rating agencies for use in developing a rating for the Fund; to consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Fund; to service providers, such as proxy-voting services providers and portfolio-management database providers, in connection with their providing services benefiting the Fund; and for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. In all instances of such disclosure, the receiving party is subject to confidentiality agreements with the Fund or Adviser that restricts the use of such information.

In addition to the disclosure discussed above, the Fund compiles a Top Ten List composed of its ten largest holdings. This information is produced monthly and may be provided to third parties. The "Top Ten" holdings information is as of the last day of the previous month. The Top Ten List also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other products offered to Qualified Plans.

If a third party requests specific, current information regarding the Fund's portfolio holdings, the Fund will refer the third party to the latest Top Ten List, the latest regulatory filing or to ING's website.

                             PROXY VOTING PROCEDURES

When a Portfolio is a feeder in a master/feeder structure, proxies for the portfolio securities of the Master Fund will be voted pursuant to the Master Fund's proxy voting policies and procedures. The following procedures apply only if the Portfolios are removed from the master/feeder structure. The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The procedures and guidelines delegate to the Investment Manager the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. The voting procedures require the Investment Manager to vote proxies in accordance with the Portfolio's proxy voting guidelines. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Portfolios' proxy voting procedures. A copy of the proxy voting procedures guidelines of the Portfolios, including procedures of the Investment Manager, is attached hereto as Appendix A-2. Information regarding how the feeder Portfolios vote proxies, if any, relating to portfolio securities for the most recent 12 month period ended June 30 will be available through www.ingfunds.com or by accessing the SEC's website at www.sec.gov.

                          OWNERSHIP OF PORTFOLIO SHARES

The following table describes each Director's ownership of equity securities of a Portfolio of the Fund and the aggregate holdings of shares of equity securities of all Portfolios of the Fund for the calendar year ended December 31, 2003.

                                   DOLLAR RANGE OF EQUITY      AGGREGATE DOLLAR RANGE OF
                                     SECURITIES IN EACH        EQUITY SECURITIES IN ALL
          NAME OF DIRECTOR         PORTFOLIO OF THE FUND        PORTFOLIOS OF THE FUND
      -----------------------      ----------------------      -------------------------
      DISINTERESTED DIRECTORS
           John V. Boyer                    None                          None
         Richard A. Johnson                 None                          None
           Patrick Kenny                    None                          None

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Feeder Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, and to investment advisers and their affiliates.

As of August 31, 2004, the Feeder Portfolios had not yet commenced operations and, therefore, no Variable Contract Owner owned a Variable Contract that entitled the owner to give voting rights with respect to 5% or more of the shares of ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, or ING Fidelity(R) MID Cap Portfolio. To the knowledge of management, the Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of any Feeder Portfolio of the Fund as of August 31, 2004.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT. The investment adviser to the Feeder Portfolios is ING Life Insurance and Annuity Company (ILIAC) or ("Investment Manager"). ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries with more than 100,000 employees. Under the Investment Advisory Agreement and subject to the direction of the Board of Directors of the Fund, ILIAC has responsibility, among other things, to (i) select the securities to be purchased, sold or exchanged by each Feeder Portfolio, and place trades on behalf of each Feeder Portfolio, or delegate such responsibility to one or more Sub-advisers; (ii) supervise all aspects of the operations of the Feeder Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Feeder Portfolio's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each Sub-adviser for the Feeder Portfolios and the Sub-advisers' compliance programs to ensure that the Feeder Portfolio's assets are invested in compliance with the Sub-advisory Agreement and the Feeder Portfolio's investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Feeder Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Feeder Portfolio assets among the Sub-advisers; (vi) review all data and financial reports prepared by each Sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each Sub-adviser to share information it obtains with each Sub-adviser concerning the effect of developments and data on the investment program maintained by the Sub-adviser; (viii) oversee all matters relating to the offer and sale of the Feeder Portfolios' shares, the Fund's corporate governance, reports to the Board, contracts with all third parties on behalf of the Feeder Portfolios for services to the Feeder Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Feeder Portfolios' operations; and (ix) take other actions that appear to ILIAC and the Board to be necessary.

The Investment Advisory Agreement provides that ILIAC shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Feeder Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Fund who are employees of ILIAC or an affiliated entity and any salaries and employment benefits payable to those persons.

The Fund and ILIAC have received an exemptive order from the SEC that allows the ILIAC to enter into new investment sub-advisory contracts ("Sub-advisory Agreements") and to make material changes to Sub-advisory Agreements with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Directors (including a majority of Disinterested Directors) of the Fund must approve any new or amended Sub-advisory Agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. ILIAC remains responsible for providing general management services to each of the Feeder Portfolios, including overall supervisory responsibility for the general management and investment of each Feeder Portfolio's assets, and, subject to the review and approval of the Board, will among other things: (i) set each Feeder Portfolio's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Feeder Portfolio's assets; (iii) when appropriate, allocate and reallocate a Feeder Portfolio's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the Sub-advisers comply with the relevant Feeder Portfolio's investment objectives, policies and restrictions.

The Investment Advisory Agreement has an initial term of just under two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, of the Fund or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Feeder Portfolio without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Feeder Portfolio, or (iii) ILIAC. The Investment Advisory Agreement terminates automatically in the event of assignment.

Under the terms of the Investment Advisory Agreement, during periods in which the Feeder Portfolios invest directly in investment securities, each Feeder Portfolio pays ILIAC a monthly fee in arrears equal to the following as a percentage of the Feeder Portfolio's average daily net assets during the month, as set out below.

FEEDER PORTFOLIO                              ANNUAL INVESTMENT MANAGER FEE
ING Fidelity(R)VIP Contrafund(R)Portfolio     If the Portfolio has not invested all or substantially all of its assets in another Investment Company:  0.58%
                                              If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

ING Fidelity(R)VIP Growth Portfolio           If the Portfolio has not invested all or substantially all of its assets in another Investment Company: 0.58%

                                              If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

ING Fidelity(R)VIP Equity Income              If the Portfolio has not invested all or substantially all of its
Portfolio                                     assets in another Investment Company: 0.48%
                                              If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

ING Fidelity(R)VIP Mid Cap Portfolio          If the Portfolio has not invested all or substantially all of its assets in another Investment Company: 0.58%
                                              If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

Each Feeder Portfolio anticipates investing substantially all of its assets in another investment company.

James M. Hennessy, President of the Fund, and Michael J. Roland, CFO and Treasurer of the Fund, are both considered affiliates of ILIAC by virtue of their employment with ING Investments, LLC, an affiliate of ILIAC.

Laurie Tillinghast, Vice President of the Fund, is a Vice President of ILIAC.

INVESTMENT ADVISER TO THE MASTER FUNDS - FMR serves as manager to each Master Fund and to other mutual funds, including those in the Fidelity Variable Insurance Products family of funds.

As of March 30, 2004, FMR had approximately $8.8 billion in discretionary assets under management.

MANAGEMENT SERVICES - Each Master Fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Under the terms of its management contract with each Master Fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the Master Fund in accordance with its investment objective, policies and limitations. FMR also provides each Master Fund with all necessary office facilities and personnel for servicing the Master Fund's investments, compensates all officers of each Master Fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each Master Fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each Master Fund. These services include providing facilities for maintaining each Master Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each Master Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each Master Fund's records and the registration of each Master Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each Master Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES - In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending each Master Fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each Master Fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each Master Fund's management contract further provides that the Master Fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each Master Fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each Master Fund include interest, taxes, brokerage commissions, the Master Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each Master Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Master Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Each Master Fund also pays the costs related to the solicitation of Master Fund proxies from variable product owners. As a shareholder in its corresponding Master Fund, each Feeder Portfolio indirectly pays a proportional share of the management-related expenses.

MANAGEMENT FEES - For the services of FMR under the management contract, each Master Fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

The following is the fee schedule for the Master Funds.

          GROUP FEE RATE SCHEDULE                         EFFECTIVE ANNUAL FEE RATES
    AVERAGE GROUP            ANNUALIZED             GROUP NET              EFFECTIVE ANNUAL FEE
        ASSETS                  RATE                 ASSETS                        RATE
    -------------            ----------            -----------             --------------------
0 - $3 billion                 .5200%              $ 1 billion                     .5200%
3 - 6                          .4900                    50                         .3823
6 - 9                          .4600                    100                        .3512
9 - 12                         .4300                    150                        .3371
12 - 15                        .4000                    200                        .3284
15 - 18                        .3850                    250                        .3219
18 - 21                        .3700                    300                        .3163
21 - 24                        .3600                    350                        .3113
24 - 30                        .3500                    400                        .3067
30 - 36                        .3450                    450                        .3024
36 - 42                        .3400                    500                        .2982
42 - 48                        .3350                    550                        .2942
48 - 66                        .3250                    600                        .2904
66 - 84                        .3200                    650                        .2870
84 - 102                       .3150                    700                        .2838
102 - 138                      .3100                    750                        .2809
138 - 174                      .3050                    800                        .2782
174 - 210                      .3000                    850                        .2756
210 - 246                      .2950                    900                        .2732
246 - 282                      .2900                    950                        .2710
282 - 318                      .2850                   1,000                       .2689
318 - 354                      .2800                   1,050                       .2669
354 - 390                      .2750                   1,100                       .2649
390 - 426                      .2700                   1,150                       .2631
426 - 462                      .2650                   1,200                       .2614
462 - 498                      .2600                   1,250                       .2597
498 - 534                      .2550                   1,300                       .2581
534 - 587                      .2500                   1,350                       .2566
587 - 646                      .2463                   1,400                       .2551
646 - 711                      .2426
711 - 782                      .2389
782 - 860                      .2352
860 - 946                      .2315
946 - 1,041                    .2278
1,041 - 1,145                  .2241
1,145 - 1,260                  .2204
Over 1,260                     .2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $816 billion of group net assets - the approximate level for December 2003 - was 0.2773%, which is the weighted average of the respective fee rates for each level of group net assets up to $816 billion.

The individual fund fee rate for each Master Fund is set forth in the following table. Based on the average group net assets of the funds advised by FMR for December 2003, each Master Fund's annual management fee rate would be calculated as follows:

MASTER FUND                            GROUP FEE RATE          INDIVIDUAL FUND FEE RATE          MANAGEMENT FEE RATE
-----------                            --------------          ------------------------          -------------------
VIP Contrafund Portfolio                   0.2773%        +             0.30%               =          0.5773%
VIP Growth Portfolio                       0.2773%        +             0.30%               =          0.5773%
VIP Equity Income Portfolio                0.2773%        +             0.20%               =          0.4773%
VIP Mid Cap Portfolio                      0.2773%        +             0.30%               =          0.5773%

One-twelfth of the management fee rate is applied to each Master Fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For more information regarding FMR, the investment adviser to the Master Funds, see the Master Funds' statement of additional information which is delivered together with this SAI.

SUB-ADVISER TO THE MASTER FUNDS - FMR CO., INC. (FMRC). On behalf of each Master Fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for each Master Fund.

Under the terms of the sub-advisory agreements for each Master Fund, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with each Master Fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

SUB-ADVISERS TO VIP CONTRAFUND AND VIP MID CAP - FIIA, FIIA(U.K.)L, AND FIJ. On behalf of VIP Contrafund and VIP Mid Cap, FMR has entered into a master international research agreement with Fidelity International Investment Advisors
(FIIA). On behalf of VIP Contrafund and VIP Mid Cap, FIIA, in turn, has entered into sub-research agreements with Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) and Fidelity Investments Japan Limited (FIJ). Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States.

Under the terms of the master international research agreement, FMR pays FIIA an amount based on a Master Fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the terms of the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a Master Fund.

SUB-ADVISERS TO VIP CONTRAFUND AND VIP MID CAP - FMR U.K., FMR FAR EAST, AND FIJ. On behalf of VIP Contrafund and VIP Mid Cap, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East). On behalf of VIP Contrafund and VIP Mid Cap, FMR Far East has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Master Funds (discretionary services).

Under the terms of the sub-advisory agreements, for providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

     - FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

     - FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

On behalf of VIP Contrafund and VIP Mid Cap, under the terms of the sub-advisory agreements, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

     - FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

     - FMR Far East pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FMR Far East.

For more information regarding the sub-advisers of the Master Funds, see the Master Funds' statement of additional information which is delivered together with this SAI.

THE ADMINISTRATIVE SERVICES AGREEMENT - Pursuant to an Administrative Services Agreement between the Fund and ING Funds Services, LLC, ING Funds Services, LLC has agreed to provide all administrative services in support of the Feeder Portfolios and is responsible for the supervision of the Fund's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice. As compensation for its services, ING Funds Services, LLC receives a monthly fee from each Feeder Portfolio at an annual rate of 0.05% based on the average daily net assets of each Feeder Portfolio. If a Feeder Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Feeder Portfolio. Pursuant to its administration agreement with the Fund, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.14%, 0.14% and 0.17%, respectively, of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, and ING Fidelity(R) VIP MID Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company.

Each Feeder Portfolio anticipates investing substantially all of its assets in another investment company.

CUSTODIAN. The Bank of New York Company, Inc. ("BONY"), One Wall Street, New York, New York, serves as custodian of the assets of the Fund. BONY does not participate in determining the investment policies of a Feeder Portfolio or in deciding which securities are purchased or sold by a Feeder Portfolio.


TRANSFER AGENT. DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri, serves as transfer agent to the Fund.


INDEPENDENT AUDITORS. KPMG LLP serves as independent auditors to the Fund. KPMG LLP provides audit services, assistance and consultation in connection with SEC filings.

                              PRINCIPAL UNDERWRITER

The Fund has entered into an Underwriting Agreement ("Agreement") pursuant to which ING Financial Advisers, LLC ("Distributor"), 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Feeder Portfolios. The Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Feeder Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons" of the Distributor, or the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. The Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or the Distributor or by vote of holders of a majority of a Feeder Portfolio's shares without the payment of any penalty. The Underwriter has agreed to use its best efforts to solicit orders for the purchase of shares of all the Feeder Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Fund shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Agreement.

                   BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER

BROKERAGE AND RESEARCH SERVICES - For information regarding portfolio brokerage of each Master Fund, see the Master Funds' statement of additional information which is delivered together with this SAI.

PORTFOLIO TURNOVER - The portfolio turnover of each Master Fund is described in the Master Funds' statement of additional information which is delivered together with this SAI.

                              DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Fund to issue nine billion, two-hundred million (9.2 billion) shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Feeder Portfolios into three classes: Initial Shares, Service Shares and Adviser Shares. The Initial Shares of the Feeder Portfolios are not being offered at this time. The following describes Service Shares and the Adviser Shares classes of the Feeder Portfolios.

Each Service Share and Adviser Share represents interests in the same portfolio of investments of the particular Feeder Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Feeder Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class are borne exclusively by the Adviser Class pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service and Adviser Classes, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Service Class shares of a Feeder Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Feeder Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the respective Feeder Portfolio 's Service Class held by customers of such Service Organizations.

Adviser Class shares of a Feeder Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Feeder Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of .25% (on an annualized basis) of the respective Feeder Portfolio's Adviser Class. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Fund also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a "Service Organization" and collectively "Service Organizations") for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares ("Distribution Services"), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.

Ms. Tillinghast, Vice President of the Fund, may be considered to have an indirect interest in the operation of the 12b-1 Plan by virtue of her position as an officer of ILIAC, the parent company of the Distributor.

Adviser Class shares of a Feeder Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the respective Feeder Portfolio's Adviser Class held by customers of such Service Organizations.

As of the date of this SAI, ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP EQuity Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio were not yet offered. As a result, no payments have been made under thE Plan.

Shareholders of the Adviser Class shares of each Feeder Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other Feeder Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Feeder Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other Feeder Portfolios that offer Service Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Feeder Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

RULE 12b-1 PLANS OF THE MASTER FUNDS - Each Master Fund has entered into a distribution agreement with Fidelity Distributors Corporation ("FDC"), an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Master Funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees of the Master Funds have approved Distribution and Service Plans on behalf of Service Class 2 shares of each Master Fund (" Plans") pursuant to Rule 12b-1 under the 1940 Act ("Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Service Class 2 shares and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the Master Funds of distribution expenses.

Under each Plan, if the payment of management fees by the Master Fund to FMR is deemed to be indirect financing by the Master Fund of the distribution of its shares, such payment is authorized by each Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Service Class 2 shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Service Class 2 of the Master Fund and variable product owners. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of Service Class 2 shares, additional sales of Service Class 2 shares or stabilization of cash flows may result. Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

Each Service Class 2 Plan does not provide for specific payments by Service Class 2 of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

Each Master Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

For additional information regarding the Master Fund Plans, see the Master Funds' prospectus and statement of additional information which are delivered along with this SAI.

FUND PARTICIPATION AGREEMENT - The Fund, on behalf of the Feeder Portfolios, has entered into a Fund Participation Agreement that governs the relationship between the Feeder Portfolios and the insurance company separate accounts that will offer the Feeder Portfolios as investment options for eligible variable life insurance policies and variable insurance contracts. The Fund Participation Agreement addresses, among other things, the provision of certain services to contract owners, the allocation of certain marketing- and service-related expenses and the provision and accuracy of offering materials. The Master Series, an open-end management investment company that is a business trust organized under the laws of the Commonwealth of Massachusetts, has received a "Mixed and Shared Funding Order" from the SEC granting relief from certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of the Master Funds to be sold to variable annuity and life insurance separate accounts of unaffiliated insurance companies.

Under the terms of the Fund Participation Agreements, the Master Series reserves the right to suspend or terminate sales of shares of the Master Funds to the Feeder Portfolios if such action is required by law, or if the Board of Trustees of the Master Series, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate and in the best interests of the Master Series and its shareholders or in response to the order of an appropriate regulatory authority. In addition, the Fund reserves the right to redeem shares of the Master Funds by the Fund and the Feeder
Portfolios if such action is required by law, or in connection with an action of the Fund's Board or shareholders to change a Portfolio's policy of investing exclusively in a Master Fund.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Feeder Portfolios are the insurance companies for their separate accounts using the Feeder Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors of the Fund shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Feeder Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

The Fund, on behalf of each Feeder Portfolio, is a shareholder of each corresponding Master Fund. In the event that a Master Fund solicits the vote or consent of its shareholders, the Fund will hold a meeting of shareholders of the corresponding Feeder Portfolio and will cast all of its votes in the Master Fund in the same proportion as the votes cast by the Feeder Portfolio's shareholders. Shares for which no voting instructions are received will be voted in the same proportion as those shares for which instructions are received.

                                 NET ASSET VALUE

DETERMINATION OF NET ASSET VALUE OF THE PORTFOLIOS - The net asset value ("NAV") per share for each class of each Feeder Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange

("NYSE") (usually 4:00 p.m. Eastern time). The Feeder Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends on national holidays and Good Friday. Feeder Portfolio shares will not be priced on those days. The NAV per share of each class of each Feeder Portfolio is calculated by taking the total value of a Feeder Portfolio's securities (consisting solely of shares of the Master Fund) attributable to that class, plus any cash or other cost (including dividends and interest accrued but not collected) attributable to that class, subtracting all liabilities (including accrued expenses) attributable to that class, and dividing the total by the number of shares of that class that are outstanding. The NAV of the Feeder Portfolios is determined based upon the NAV of the Master Funds.

DETERMINATION OF NET ASSET VALUE OF THE MASTER FUNDS - Securities of each Master Fund are valued at their NAV. For information regarding the determination of NAV of each Master Fund, see the Master Funds' statement of additional information which is delivered together with the SAI.

                                   TAX STATUS

Shares of the Feeder Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to the Feeder Portfolios' Manager and its affiliates. Shares will generally not be offered to other investors.

Each Feeder Portfolio that has commenced operations has qualified (any Feeder Portfolio of the Fund that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, a Feeder Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Feeder Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to anyone issuer, do not exceed 5% of the value of the Feeder Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Feeder Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of anyone issuer. If each Feeder Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

Each Feeder Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. Each Feeder Portfolio intends to do so through its investment in the applicable Master Fund. Specifically, each Feeder Portfolio intends, through its investment in the applicable Master Funds, to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by anyone investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Feeder Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817 (h), investments in RICs are not treated as a single investment, rather a pro rata portion of each asset of the RIC is deemed held. All securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The arrangements concerning these Feeder Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract's proportionate share of the assets of the separate account. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.

If a Feeder Portfolio or Master Fund fails to qualify to be taxed as a regulated investment company, the Feeder Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Feeder Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Feeder Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Feeder Portfolio or Master Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Feeder Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Feeder Portfolio's only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Feeder Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Feeder Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Master Fund with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

Foreign Investments - Master Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in such Master Funds is reduced by these foreign taxes. Owners of Variable Contracts investing in such Feeder Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Feeder Portfolio investing in a Master Fund holding securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Feeder Portfolio making such investments. Owners of Variable Contracts investing in such Feeder Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Master Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Master Fund.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Feeder Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Feeder Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

                                OTHER INFORMATION

CAPITALIZATION - The Fund was incorporated in 1997 in Maryland and commenced operations on November 28, 1997. The Fund is an open-end management investment company and currently consists of 25 investment portfolios. The capitalization of the Fund consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Fund's shareholders. When issued in accordance with the terms of the Articles of Incorporation, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights, conversion rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.

PURCHASE OF SHARES - Shares of a Feeder Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies, as permitted under the federal tax rules relating to the Feeder Portfolios serving as investment mediums for variable contracts. Shares of the Feeder Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Fund currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Fund's shares to separate accounts of unaffiliated insurers; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at sometime be in conflict. However, the Board and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, and between separate accounts of unaffiliated insurers. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices.

If you invest in a Feeder Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Feeder Portfolio's shares.

Shares of each Feeder Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Fund.

REDEMPTION OF SHARES - Shares of any Feeder Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Feeder Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Feeder Portfolio to make payment wholly or partly in cash, the Feeder Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Feeder Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Feeder Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Feeder Portfolio's shares.

EXCHANGES - Shares of each portfolio may be exchanged for shares of another portfolio of the same class. Exchanges are treated as a redemption of shares of one portfolio and a purchase of shares of one or more of the other portfolios and are effected at the respective net asset values per share of each portfolio on the date of the exchange. The Fund reserves the right to modify or discontinue its exchange privilege at any time without notice.

Variable contract owners do not deal directly with the Fund with respect to the purchase, redemption, or exchange of shares of a Portfolio, and should refer to the prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

The Fund reserves the right to discontinue offering shares of one or more Feeder Portfolios at any time. In the event that a Feeder Portfolio ceases offering its shares, any investments allocated by an insurance company to such Feeder Portfolio may be invested in one or more portfolios in the ING Funds.

REGISTRATION STATEMENT - This SAI and the accompanying Prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

The Registration Statement, including the exhibits filed therewith, may be obtained from the SEC upon payment of the prescribed fee or examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

REPORTS TO SHAREHOLDERS - The fiscal year of the Fund ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

FINANCIAL STATEMENTS

As of the date of this SAI, the Feeder Portfolios had not commenced investment operations. Financial Statements for the Feeder Portfolios will be available after the Feeder Portfolios complete a full fiscal period.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATING GROUP

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

                                   APPENDIX B

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 10, 2003
               As amended September 4, 2003 and November 19, 2003

I.      INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors2 (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors3 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.     VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

----------
(2) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.
(3) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

III.    DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

WHEN A FUND PARTICIPATES IN THE LENDING OF ITS SECURITIES AND THE SECURITIES ARE ON LOAN AT RECORD DATE, PROXIES RELATED TO SUCH SECURITIES WILL NOT BE FORWARDED TO THE ADVISER BY THE FUND'S CUSTODIAN AND THEREFORE WILL NOT BE VOTED.

When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.     APPROVAL AND REVIEW OF PROCEDURES

EACH FUND'S ADVISER HAS ADOPTED PROXY VOTING PROCEDURES IN CONNECTION WITH THE VOTING OF PORTFOLIO SECURITIES FOR THE FUNDS AS ATTACHED HERETO IN EXHIBIT 2. THE BOARD HEREBY APPROVES SUCH PROCEDURES. ALL MATERIAL CHANGES TO SUCH PROCEDURES MUST BE APPROVED BY THE BOARD OR THE VALUATION AND PROXY VOTING COMMITTEE PRIOR TO IMPLEMENTATION; HOWEVER, THE PRESIDENT OR CHIEF FINANCIAL OFFICER OF A FUND MAY MAKE SUCH NON-MATERIAL CHANGES AS THEY DEEM APPROPRIATE, SUBJECT TO RATIFICATION BY THE BOARD OR THE VALUATION AND PROXY VOTING COMMITTEE AT ITS NEXT REGULARLY SCHEDULED MEETING.

                       V. VOTING PROCEDURES AND GUIDELINES

The Guidelines which are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

                                 ROUTINE MATTERS

        The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

        B. Matters Requiring Case-by-Case Consideration


        The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

        Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

        The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
        Professional(s), as it deems necessary.

               1.   Votes in Accordance with Agent Recommendation

               In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                    2.   Non-Votes

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

               If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

               If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

               4. Referrals to a Fund's Valuation and Proxy Voting Committee

               A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

                            VI. CONFLICTS OF INTEREST

IN ALL CASES IN WHICH A VOTE HAS NOT BEEN CLEARLY DETERMINED IN ADVANCE BY THE PROCEDURES AND GUIDELINES OR FOR WHICH THE PROXY GROUP RECOMMENDS A VOTE CONTRARY TO THE PROCEDURES AND GUIDELINES, OR CONTRARY TO THE RECOMMENDATION OF THE AGENT, OR WHERE THE PROCEDURES AND GUIDELINES ARE SILENT AND THE AGENT HAS MADE NO RECOMMENDATION, AND COUNSEL HAS DETERMINED THAT A CONFLICT OF INTEREST APPEARS TO EXIST WITH RESPECT TO ANY MEMBER OF THE PROXY GROUP OR ANY INVESTMENT PROFESSIONAL PARTICIPATING IN THE VOTING PROCESS, THE PROPOSAL SHALL BE REFERRED TO THE FUND'S VALUATION AND PROXY VOTING COMMITTEE FOR DETERMINATION SO THAT THE ADVISER SHALL HAVE NO OPPORTUNITY TO VOTE A FUND'S PROXY IN A SITUATION IN WHICH IT MAY BE DEEMED TO HAVE A CONFLICT OF INTEREST.

VII.    REPORTING AND RECORD RETENTION

Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                               ING PARTNERS, INC.


Effective as of July 10, 2003

                                    EXHIBIT 2
                                     to the
                        ING Funds Proxy Voting Procedures


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES
                    Effective as of July 10, 2003, as amended

I.      INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

THE FOLLOWING ARE THE PROXY VOTING PROCEDURES OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY WITH RESPECT TO THE VOTING OF PROXIES ON BEHALF OF THEIR CLIENT FUNDS AS APPROVED BY THE RESPECTIVE BOARD OF EACH FUND.

UNLESS OTHERWISE NOTED, PROXIES WILL BE VOTED IN ALL INSTANCES.

II.     ROLES AND RESPONSIBILITIES

        A.     Proxy Coordinator

        The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

        B.     Agent

        AN INDEPENDENT PROXY VOTING SERVICE (THE "AGENT"), AS APPROVED BY THE BOARD OF EACH FUND, SHALL BE ENGAGED TO ASSIST IN THE VOTING OF FUND PROXIES THROUGH THE PROVISION OF VOTE ANALYSIS, IMPLEMENTATION, RECORDKEEPING AND DISCLOSURE SERVICES. THE AGENT IS RESPONSIBLE FOR COORDINATING WITH THE FUNDS' CUSTODIANS TO ENSURE THAT ALL PROXY MATERIALS RECEIVED BY THE CUSTODIANS RELATING TO THE PORTFOLIO SECURITIES ARE PROCESSED IN A TIMELY FASHION. TO THE EXTENT APPLICABLE, THE AGENT IS REQUIRED TO VOTE AND/OR REFER ALL PROXIES IN ACCORDANCE WITH THESE PROCEDURES. THE AGENT WILL RETAIN A RECORD OF ALL PROXY VOTES HANDLED BY THE AGENT. SUCH RECORD MUST REFLECT ALL THE INFORMATION REQUIRED TO BE DISCLOSED IN A FUND'S FORM N-PX PURSUANT TO RULE 30B1-4 UNDER THE INVESTMENT COMPANY ACT. IN ADDITION, THE AGENT IS RESPONSIBLE FOR MAINTAINING COPIES OF ALL PROXY STATEMENTS RECEIVED BY ISSUERS AND TO PROMPTLY PROVIDE SUCH MATERIALS TO THE ADVISER UPON REQUEST.

        THE AGENT SHALL BE INSTRUCTED TO VOTE ALL PROXIES IN ACCORDANCE WITH THE ING FUNDS' GUIDELINES, EXCEPT AS OTHERWISE INSTRUCTED THROUGH THE PROXY COORDINATOR BY THE ADVISER'S PROXY GROUP, OR A FUND'S VALUATION AND PROXY VOTING COMMITTEE.

        The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

        C.     Proxy Group


        The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

        A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

        A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

        For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
        (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

        If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

        If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

        D.     Investment Professionals

        The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

                             III. VOTING PROCEDURES

        A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

                                 ROUTINE MATTERS

        The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

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

        C.     Matters Requiring Case-by-Case Consideration

        The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

        Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

        The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
        Professional(s), as it deems necessary.

               1.   Votes in Accordance with Agent Recommendation

               In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                    2.   Non-Votes

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.     CONFLICTS OF INTEREST

IN CONNECTION WITH THEIR PARTICIPATION IN THE VOTING PROCESS FOR PORTFOLIO SECURITIES, EACH MEMBER OF THE PROXY GROUP AND EACH INVESTMENT PROFESSIONAL PARTICIPATING IN THE VOTING PROCESS MUST ACT SOLELY IN THE BEST INTERESTS OF THE BENEFICIAL OWNERS OF THE APPLICABLE FUND. THE MEMBERS OF THE PROXY GROUP MAY NOT SUBORDINATE THE INTERESTS OF THE FUND'S BENEFICIAL OWNERS TO UNRELATED OBJECTIVES.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.      REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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

APPENDIX 1
to the
Advisers' Proxy Voting Procedures

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

            NAME                                         TITLE OR AFFILIATION
Stanley D. Vyner                 Chief Investment Risk Officer and Executive Vice President of ING
                                 Investments, LLC

Karla J. Bos                     Acting Proxy Coordinator

Maria Anderson                   Assistant Vice President - Manager Fund Compliance of ING Funds Services,
                                 LLC

Michael J. Roland                Executive Vice President and Chief Financial Officer of ING Investments, LLC

Todd Modic                       Vice President of Financial Reporting - Fund Accounting of ING Funds
                                 Services, LLC

Theresa K. Kelety, Esq.          Counsel, ING Americas US Legal Services


Effective as of April 21, 2004

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

EXHIBIT 3
to the
ING Funds Proxy Voting Procedures

                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 10, 2003
                As amended October 22, 2003 and November 19, 2003

I.      INTRODUCTION

THE FOLLOWING IS A STATEMENT OF THE PROXY VOTING GUIDELINES THAT HAVE BEEN ADOPTED BY THE RESPECTIVE BOARDS OF DIRECTORS OR TRUSTEES OF EACH FUND.

PROXIES MUST BE VOTED IN THE BEST INTEREST OF THE FUND. THE GUIDELINES SUMMARIZE THE FUNDS' POSITIONS ON VARIOUS ISSUES OF CONCERN TO INVESTORS, AND GIVE A GENERAL INDICATION OF HOW FUND PORTFOLIO SECURITIES WILL BE VOTED ON PROPOSALS DEALING WITH PARTICULAR ISSUES. THE GUIDELINES ARE NOT EXHAUSTIVE AND DO NOT INCLUDE ALL POTENTIAL VOTING ISSUES.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

1.      THE BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis.

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SEPARATING CHAIRMAN AND CEO
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors
Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Age Limits
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)  Only if the director's legal expenses would be covered.

2.      PROXY CONTESTS
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.      AUDITORS
RATIFYING AUDITORS
Generally, vote FOR proposals to ratify auditors.

Non-Audit Services
Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

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

AUDITOR INDEPENDENCE

GENERALLY, VOTE AGAINST SHAREHOLDER PROPOSALS ASKING COMPANIES TO PROHIBIT THEIR AUDITORS FROM ENGAGING IN NON-AUDIT SERVICES (OR CAPPING THE LEVEL OF NON-AUDIT SERVICES).

AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS):
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.      PROXY CONTEST DEFENSES
Board Structure: Staggered vs. Annual Elections
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors
Generally, vote AGAINST proposals that provide that directors may be removed only for cause. Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting
Generally, vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.      TENDER OFFER DEFENSES
Poison Pills
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

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Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights
Generally, vote AGAINST dual-class exchange offers. Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.      MISCELLANEOUS GOVERNANCE PROVISIONS
CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

     - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
     -  If the dissidents agree, the policy remains in place.
     - If the dissidents do not agree, the confidential voting policy is waived.
GENERALLY, VOTE FOR MANAGEMENT PROPOSALS TO ADOPT CONFIDENTIAL VOTING.

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Equal Access
Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

Shareholder Advisory Committees
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

7.      CAPITAL STRUCTURE
Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.
Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

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Adjustments to Par Value of Common Stock
Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.      EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

Management Proposals Seeking Approval to Reprice Options
Generally, vote AGAINST management proposals seeking approval to reprice options.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:
     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
     Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

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     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

9.      STATE OF INCORPORATION
VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

10.     MERGERS AND CORPORATE RESTRUCTURINGS
MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

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SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11.     MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

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NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.     SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the

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overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

13.     GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Routine Management Proposals
Generally, vote FOR the following and other similar routine management proposals:

     -  the opening of the shareholder meeting
     -  that the meeting has been convened under local regulatory requirements
     -  the presence of quorum
     -  the agenda for the shareholder meeting
     -  the election of the chair of the meeting
     -  the appointment of shareholders to co-sign the minutes of the meeting
     -  regulatory filings (E.G., to effect approved share issuances)
     - the designation of inspector or shareholder representative(s) of minutes of meeting
     - the designation of two shareholders to approve and sign minutes of meeting
     -  the allowance of questions
     -  the publication of minutes
     -  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

Director Remuneration
CONSIDER DIRECTOR COMPENSATION PLANS ON A CASE-BY-CASE BASIS. GENERALLY, VOTE FOR PROPOSALS TO APPROVE THE REMUNERATION OF DIRECTORS AS LONG AS THE AMOUNT IS NOT EXCESSIVE AND THERE IS NO EVIDENCE OF ABUSE.

Approval of Financial Statements and Director and Auditor Reports
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

Remuneration of Auditors
GENERALLY, VOTE FOR PROPOSALS TO AUTHORIZE THE BOARD TO DETERMINE THE REMUNERATION OF AUDITORS, UNLESS THERE IS EVIDENCE OF EXCESSIVE COMPENSATION RELATIVE TO THE SIZE AND NATURE OF THE COMPANY.

Indemnification of Auditors
GENERALLY, VOTE AGAINST PROPOSALS TO INDEMNIFY AUDITORS.

Allocation of Income and Dividends
Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

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Stock (Scrip) Dividend Alternatives
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Issuance Requests
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

Financing Plans
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

Capitalization of Reserves
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
     -  it is editorial in nature;
     -  shareholder rights are protected;
     -  there is negligible or positive impact on shareholder value;
     -  management provides adequate reasons for the amendments; and
     -  the company is required to do so by law (if applicable).

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